EXHIBIT 4.1








                NATIONAL SERVICE INDUSTRIES, INC.


                               and


                       WACHOVIA BANK, N.A.
                          Rights Agent




                      AMENDED AND RESTATED
                        RIGHTS AGREEMENT


                  Dated as of December 17, 1997




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                        TABLE OF CONTENTS

                                                             Page

  Section 1.  Certain Definitions                                2
  Section 2.  Appointment of Rights Agent                        7
  Section 3.  Issue of Rights Certificates                       8
  Section 4.  Form of Rights Certificates                       10
  Section 5.  Countersignature and Registration                 11
  Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost
              or Stolen Rights Certificates                     12
  Section 7.  Exercise of Rights; Purchase Price; Expiration
              Date of Rights                                    13
  Section 8.  Cancellation and Destruction of Rights
              Certificates                                      17
  Section 9.  Reservation and Availability of Preferred Stock   17
  Section 10. Preferred Stock Record Date                       19
  Section 11. Adjustment of Purchase Price, Number and Kind
              of Shares or Number of Rights                     20
  Section 12. Certificate of Adjusted Purchase Price or Number
              of Shares                                         32
  Section 13. Consolidation, Merger or Sale or Transfer of
              Assets or Earning Power                           32
  Section 14. Additional Covenants                              36
  Section 15. Fractional Rights and Fractional Shares           37
  Section 16. Rights of Action                                  39
  Section 17. Agreement of Rights Holders                       40
  Section 18. Rights Certificate Holder Not Deemed a
              Stockholder                                       41
  Section 19. Concerning the Rights Agent                       41
  Section 20. Merger or Consolidation or Change of Name of
              Rights Agent                                      42
  Section 21. Duties of Rights Agent                            43
  Section 22. Change of Rights Agent                            46
  Section 23. Issuance of New Rights Certificates               48
  Section 24. Redemption and Termination                        48
  Section 25. Exchange                                          51
  Section 26. Notice of Certain Events                          53
  Section 27. Notices                                           54
  Section 28. Supplements and Amendments                        55
  Section 29. Determination and Actions by the Board of
              Directors, etc.                                   57
  Section 30. Successors                                        58
  Section 31. Benefits of this Agreement                        58
  Section 32. Severability                                      58
  Section 33. Governing Law                                     58

  Section 34. Counterparts                                      58
  Section 35. Descriptive Headings                              58

  Exhibit A - Form of Amended Certificate of Designation of
              Series A Participating Preferred Stock             A-1

  Exhibit B - Form of Rights Certificate                         B-1

  Exhibit C - Form of Summary of Rights                          C-1

               DEFINED TERM CROSS REFERENCE SHEET





Acquiring Person                                     Section 1(a)
Act                                                  Section 1(b)
Adjusted Number of Shares                      Section 11(a)(iii)
Adjusted Purchase Price                        Section 11(a)(iii)
Adjustment Shares                               Section 11(a)(ii)
Affiliate                                            Section 1(c)
Appointment of Rights Agent                             Section 2
Associate                                            Section 1(c)
Beneficial Owner                                     Section 1(d)
Beneficially Own                                 Section 1(d)(ii)
Business Day                                         Section 1(e)
Capital Stock Equivalent                       Section 11(a)(iii)
Close of Business                                    Section 1(f)
Common Stock                                         Section 1(g)
Company                                                   Preface
Current Market Price                             Section 11(d)(i)
Disinterested Director                               Section 1(h)
Distribution Date                                    Section 3(a)
Equivalent Preferred Stock                          Section 11(b)
Exchange Act                                         Section 1(c)
Exchange Ratio                                      Section 25(a)
Expiration Date                                      Section 7(a)
Final Expiration Date                                Section 7(a)
Permitted Offer                                      Section 1(k)
Person                                               Section 1(l)
Pre-Amendment Right                                       Preface
Preferred Stock                                      Section 1(m)
Principal Party                                 Section 13(b)(ii)
Prior Rights Agreement                                    Preface
Proration Factor                               Section 11(a)(iii)
Purchase Price                                       Section 4(a)
Record Date                                               Preface

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Redemption Date                                      Section 7(a)
Redemption Price                                    Section 24(a)
Right                                                     Preface
Rights Agent                                              Preface
Rights Agreement                                     Section 3(c)
Rights Certificate                                   Section 3(a)
Section 11(a)(ii) Event                              Section 1(p)
Section 13 Event                                     Section 1(q)
Security                                         Section 11(d)(i)
Stock Acquisition Date                               Section 1(r)
Subsidiary                                           Section 1(s)
Summary of Rights                                    Section 3(b)
Then Outstanding                                Section 1(d)(iii)
Trading Day                                      Section 11(d)(i)
Transaction                                          Section 1(t)
Transaction Person                                   Section 1(u)
Triggering Event                                     Section 1(v)
Voting Power                                         Section 1(w)

              AMENDED AND RESTATED RIGHTS AGREEMENT


      This  Amended and Restated Rights Agreement,  dated  as  of

December 17, 1997, between National Service Industries,  Inc.,  a

Delaware  corporation (the "Company"), and  Wachovia  Bank,  N.A.

(the "Rights Agent").



                       W I T N E S S E T H


      WHEREAS,  on  May  9, 1988, the Board of Directors  of  the

Company  authorized and declared a dividend distribution  of  one right  (a "Pre-Amendment Right") for each share of Common  Stock,

$1.00  par  value per share, of the Company (the "Common  Stock")

outstanding on May 19, 1988 (the "Record Date"), and contemplated the  issuance of one right for each share of Common Stock of  the

Company  issued between the Record Date and the earliest  of  the

Distribution  Date and, the Expiration Date (as  such  terms  are hereinafter  defined), each Pre-Amendment Right representing  the right  to  purchase  one one-hundredth of a  share  of  Series  A

Participating Preferred Stock of the Company having  the  rights,

powers  and  preferences set forth in the form of Certificate  of

Designation  attached as Exhibit A to the Rights Agreement  dated

May  9, 1988 between the Company and the Rights Agent (the "Prior

Rights  Agreement"), upon the terms and subject to the conditions set forth therein;

     WHEREAS, on December 17, 1997, the Board of Directors of the

Company determined that it is advisable and in the best interests of  the Company and its stockholders to amend and restate in  its entirety the Prior Rights Agreement as set forth herein  and  the

Pre-Amendment Rights shall henceforth be governed  by  the  terms and subject to the conditions set forth herein and that each Pre-

Amendment  Right shall hereafter be referred to as one  Right  (a

"Right") and each Right shall represent the right to purchase one one-thousandth  of  a  share of Series A Participating  Preferred

Stock of the

Company  having the rights, powers and preferences set  forth  in the form of Amended Certificate of Designation attached hereto as

Exhibit A, upon the terms and subject to the conditions set forth herein; and

      NOW,  THEREFORE, in consideration of the premises  and  the mutual  agreements  herein set forth, the parties  hereto  hereby agree as follows:

      Section 1.     Certain Definitions.  For purposes  of  this

Agreement, the following terms have the meanings indicated:

           (a)  "Acquiring Person" shall mean any Person (as such

term  is  hereinafter defined) who or which,  together  with  all

Affiliates  (as such term is hereinafter defined) and  Associates

(as  such term is hereinafter defined) of such Person without the prior  approval  of  at  least a majority  of  the  Disinterested

Directors  shall  be  the  Beneficial  Owner  (as  such  term  is hereinafter defined) of securities representing 15%  or  more  of the  shares  of Common Stock then outstanding (other  than  as  a result of a Permitted Offer (as hereinafter defined)) or who  was such  a  Beneficial  Owner at any time  after  the  date  hereof,

whether  or not such Person continues to be the Beneficial  Owner of  securities representing 15% or more of the outstanding shares of  Common  Stock.  Notwithstanding the foregoing, (A)  the  term

Acquiring  Person  shall not include (i) the  Company,  (ii)  any

Subsidiary (as such term is hereinafter defined) of the  Company,

(iii)  any  employee  benefit plan  of  the  Company  or  of  any

Subsidiary of the Company or (iv) any Person or entity organized,

appointed or established by the Company or any Subsidiary of  the

Company for or pursuant to the terms of any such plan and (B)  no

Person shall become an "Acquiring Person" (i) as a result of  the acquisition  of shares of Common Stock by the Company  which,  by reducing  the  number  of  shares of  Common  Stock  outstanding,

increases the proportional number of shares beneficially owned by such  Person together with all Affiliates and Associates of  such

Person,  provided, that if (1) a Person would become an Acquiring

Person  (but for the operation of this subclause (i)) as a result of the acquisition of shares of Common Stock by the Company, and

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(2) after such share acquisition by the Company, such Person,  or an  Affiliate or Associate of such Person, becomes the Beneficial

Owner  of  any additional shares of Common Stock (except  as  the result  of  a  stock  split, stock dividend, recapitalization  or similar  transaction),  then  such  Person  shall  be  deemed  an

Acquiring Person or; (ii) if (1) within five Business Days  after such  Person would otherwise have become an Acquiring Person (but for  the  operation of this subclause (ii)), such Person notifies the Board of Directors that such Person did so inadvertently, and

(2)  within  two Business Days after such notification  (or  such greater  period  of time as may be determined by  action  of  the

Board  of  Directors, but in no event greater than five  Business

Days),  such  Person  divests itself of a  sufficient  number  of shares  of  Common  Stock so that such Person is  the  Beneficial

Owner of less than 15% of the outstanding shares of Common Stock.

           (b)   "Act" shall mean the Securities Act of 1933,  as

amended and as in effect on the date of this Agreement.

            (c)   "Affiliate"  and  "Associate"  shall  have  the

respective meanings ascribed to such terms in Rule 12b-2  of  the

General  Rules and Regulations under the Securities Exchange  Act of  1934,  as amended and in effect on the date of this Agreement

(the "Exchange Act").

           (d)   A  Person shall be deemed the "Beneficial Owner"

of, and shall be deemed to "beneficially own," any securities:

                (i)   which  such Person or any of such  Person's

Affiliates   or   Associates  beneficially  owns,   directly   or

indirectly;

                (ii)  which  such Person or any of such  Person's

Affiliates  or  Associates has (A) the  right  or  obligation  to acquire  (whether  such  right or obligation  is  exercisable  or effective immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing)  or  upon  the exercise of conversion  rights,  exchange rights,  rights (other than the Rights), warrants or options,  or otherwise; provided, however, that a Person shall not  be  deemed the "Beneficial

Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or  any  of  such  Person's Affiliates or Associates  until  such tendered securities are accepted for purchase or exchange; or (B)

the  right  to  vote  pursuant to any agreement,  arrangement  or understanding  (whether  or not in writing);  provided,  however,

that  a Person shall not be deemed the "Beneficial Owner" of,  or to "beneficially own," any security if the agreement, arrangement or  understanding to vote such security (1) arises solely from  a revocable proxy or consent given to such Person in response to  a public  proxy or consent solicitation made pursuant  to,  and  in accordance with, the applicable rules and regulations promulgated under  the  Exchange Act and (2) is not also then  reportable  by such  person  on  Schedule 13D under the  Exchange  Act  (or  any comparable or successor report); or

                (iii)      which are beneficially owned, directly

or indirectly, by any other Person (or any Affiliate or Associate thereof)  with  which  such  Person  (or  any  of  such  Person's

Affiliates  or  Associates)  has any  agreement,  arrangement  or understanding  (whether or not in writing), or  with  which  such

Person or any of such Person's Affiliates have otherwise formed a group,  related  to  the  acquisition,  holding,  voting  (except pursuant  to a revocable proxy or consent as described in  clause

(B)  of subparagraph (ii) of this paragraph (d)) or disposing  of any  securities  of the Company (other than customary  agreements with  and  between  underwriters and selling group  members  with

respect   to   a   bona  fide  public  offering  of  securities).

Notwithstanding  anything  in  this  definition   of   Beneficial

Ownership  to  the contrary, the phrase "then outstanding,"  when used  with  reference  to  a  Person's  Beneficial  Ownership  of securities  of  the  Company,  shall  mean  the  number  of  such securities  then issued and outstanding together with the  number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

           (e)   "Business Day" shall mean any day other  than  a

Saturday, Sunday, or a day on which banking institutions  in  the

State of Georgia or North Carolina are authorized or obligated by law or executive order to close.

           (f)   "Close of business" on any given date shall mean

5:00  P.M.,  Eastern  Standard Time  ("E.S.T."),  on  such  date;

provided,  however, that if such date is not a  Business  Day  it shall  mean  5:00  P.M., E.S.T., on the next succeeding  Business

Day.

           (g)   "Common Stock" when used with reference  to  the

Company  shall  mean the Common Stock, $1.00 par  value,  of  the

Company,  or,  in  the  event  of a subdivision,  combination  or consolidation  with respect to such shares of Common  Stock,  the

shares   of   Common  Stock  resulting  from  such   subdivision,

combination  or  consolidation.  "Common Stock"  when  used  with reference  to  any Person other than the Company shall  mean  the capital  stock  with  the greatest voting power,  or  the  equity securities  or other equity interest having power to  control  or direct  the  management, of such Person or, if such Person  is  a subsidiary  of  another Person, of the Person  or  Persons  which ultimately control such first-mentioned Person.

          (h)  "Disinterested Director" means any director of the

Board  of  Directors of the Company who is not (a) an officer  or employee of the Company, (b) an Acquiring Person, an Affiliate or

Associate of an Acquiring Person, or a Person acting directly  or indirectly on behalf of, or as a representative of, or in concert with,  an  Acquiring Person, or an Affiliate or Associate  of  an

Acquiring Person or (c) any Person who was directly or indirectly proposed  or  nominated  as  a  director  of  the  Company  by  a

Transaction Person.

           (i)   "Distribution Date" shall have the  meaning  set

forth in Section 3 hereof.

          (j)  "Final Expiration Date" shall have the meaning set

forth in Section 7 hereof.

           (k)  "Permitted Offer" shall mean a tender or exchange

offer  for all outstanding shares of Common Stock at a price  and on  terms determined, prior to the purchase of shares under  such tender  or  exchange  offer,  by  at  least  a  majority  of  the

Disinterested Directors to be adequate and otherwise in the  best interests  of  the Company and its shareholders (other  than  the

Person or any Affiliate or Associate thereof on whose behalf  the offer  is  being made) taking into account all factors that  such directors may deem relevant.

            (l)    "Person"  shall  mean  any  individual,  firm,

corporation,  partnership,  joint  venture,  association,  trust,

limited liability company or other entity, and shall include  any successor (by merger or otherwise) of such entity.

            (m)   "Preferred  Stock"  shall  mean  the  Series  A

Participating  Preferred  Stock,  $0.05  stated  value,  of   the

Company.

           (n)  "Purchase Price" shall have the meaning set forth

in  Section  4 hereof.  As set forth in Section 7(b) hereof,  the

Purchase Price shall initially be $160, subject to adjustment  as provided herein.

          (o)  "Record Date" shall mean May 19, 1988.

           (p)   "Section 11(a)(ii) Event" shall mean  any  event

described in Section 11(a)(ii) hereof.

           (q)  "Section 13 Event" shall mean any event described

in clause (x), (y) or (z) of Section 13(a) hereof.

          (r)  "Stock Acquisition Date" shall mean the first date

of  public  announcement (which, for purposes of this definition,

shall include, without limitation, a report filed pursuant to the

Exchange  Act)  by  the Company or an Acquiring  Person  that  an

Acquiring  Person has become such; provided, that if such  Person is  determined not to have become an Acquiring Person pursuant to

Section  1(a)  hereof, then no Stock Acquisition  Date  shall  be deemed to have occurred.

            (s)   "Subsidiary"  of  any  Person  shall  mean  any

corporation  or other Person of which a majority  of  the  voting power  of  the  voting equity securities or equity  interests  is owned,  directly  or  indirectly, by such  Person,  or  which  is otherwise controlled by such Person.

          (t)  "Transaction" shall mean any merger, consolidation

or  sale  of  assets  described in Section 13(a)  hereof  or  any acquisition of Common Stock of the Company which would result  in a Person becoming a Transaction Person.

          (u)  "Transaction Person" with respect to a Transaction

shall  mean (i) any Person who (A) is or will become an Acquiring

Person  or a Principal Party (as such term is defined in  Section

13(b)  hereof) if the Transaction were to be consummated and  (B)

directly  or indirectly proposed or nominated a director  of  the

Company  which director is in office at the time of consideration of  the  Transaction (a Person shall be deemed to have indirectly nominated a director if it has proposed becoming or indicated  an intention to become an Acquiring Person or a Principal Party  and a  third party proposes, nominates or appoints a director for the purpose  of  facilitating a Transaction  with  such  Person),  or

(ii) an Affiliate or Associate of such a Person.

            (v)    "Triggering  Event"  shall  mean  any  Section

11(a)(ii) Event or any Section 13 Event.

           (w)  "Voting Power" shall mean the voting power of all

securities of the Company then outstanding and generally entitled to vote for the election of directors of the Company.

      Section  2.      Appointment of Rights Agent.  The  Company

hereby  appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section  3 hereof,  shall prior to the Distribution Date also be the holders of  the Common Stock) in accordance with the terms and conditions hereof,  and  the  Rights Agent hereby accepts such  appointment.

The  Company may from time to time appoint such Co-Rights  Agents as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the  Rights  Agents  and any Co-Rights Agents  shall  be  as  the

Company shall determine.

     Section 3.     Issue of Rights Certificates.

           (a)   Until  the earlier of (i) the Stock  Acquisition

Date,  (ii) the close of business on the tenth Business Day after the date of the commencement of, or first public announcement  of the  intention  of  any  Person  (other  than  the  Company,  any

Subsidiary  of the Company, or any employee benefit plan  of  the

Company  or  of  any Subsidiary of the Company or any  Person  or

entity organized, appointed or established by the Company  or  of any Subsidiary of the Company for or pursuant to the terms of any such  plan)  to commence (which intention to commence remains  in effect  for five Business Days after such announcement), a tender or  exchange offer the consummation of which would result in  any

Person becoming an Acquiring Person, unless such date is extended by  the Board of Directors of the Company which date shall not be later than the earlier of the dates specified in (i) and (iii) or

(iii)  twenty  business  days  prior  to  the  date  on  which  a

Transaction  is  reasonably expected to become  effective  or  be consummated (the earliest of such dates being herein referred  to as  the  "Distribution Date"), (x) the Rights shall be  evidenced

(subject to the provisions of paragraph (b) of this Section 3) by the  certificates for Common Stock registered in the names of the holders of the Common Stock (which certificates for Common  Stock shall  be deemed also to be certificates for Rights) and  not  by separate  certificates,  and (y) the Rights  (and  the  right  to receive  certificates  therefor) shall be  transferable  only  in connection with the transfer of the underlying shares  of  Common

Stock  (including a transfer to the Company); provided,  however,

that if a tender offer is terminated prior to the occurrence of a

Distribution  Date, then no Distribution Date shall  occur  as  a result  of  such tender offer.  As soon as practicable after  the

Distribution  Date, the Rights Agent shall send  by  first-class,

insured,  postage  prepaid mail, to each  record  holder  of  the

Common  Stock  as  of the close of business on  the  Distribution

Date,  at the address of such holder shown on the records of  the

Company, a
certificate  for Rights, in substantially the form of  Exhibit  B hereto (the "Rights Certificates"), evidencing one Right for each share  of Common Stock so held.  As of and after the Distribution

Date,  the  Rights  shall  be evidenced  solely  by  such  Rights

Certificates.

           (b)  With respect to certificates for the Common Stock

outstanding  as  of  the  date  of  this  Agreement,  until   the

Distribution   Date   (or  earlier  redemption,   expiration   or

termination of the Rights), the Rights shall be evidenced by such certificates for the Common Stock and the registered  holders  of the  Common  Stock shall also be the registered  holders  of  the

associated  Rights.   Until  the Distribution  Date  (or  earlier

redemption,  expiration  or  termination  of  the  Rights),   the

surrender for transfer of any of the certificates for the  Common

Stock  outstanding  on  or  after  the  Record  Date  shall  also constitute the transfer of the Rights associated with the  Common

Stock  represented by such certificate.  Upon the request of  the holder  of  any shares of Common Stock or, after the Distribution

Date,  the  holder  of  any Rights, the  Company  shall,  at  its expense,  provide a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the "Summary of Rights").

           (c)   Certificates issued for shares of  Common  Stock

(including, without limitation, certificates issued upon transfer or  exchange of Common Stock or reacquired shares of Common Stock referred to in the last sentence of this paragraph (c) or  shares which  become outstanding) after the date of this Agreement,  but prior  to  the earlier of the Distribution Date or the Expiration

Date  (as such term is hereinafter defined), shall be deemed also to be certificates for Rights, and shall have impressed, printed,

stamped,  written  or otherwise affixed onto them  the  following legend:



       This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Amended and Restated Rights Agreement between National Service Industries, Inc. and Wachovia Bank, N.A. and any amendment or restatement thereof (the "Rights Agent") dated as of

       December 17, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of National Service Industries,
       Inc.   Under certain circumstances, as set  forth  in
       the  Rights  Agreement, such Rights may be  redeemed,
       may   expire,   or  may  be  evidenced  by   separate
       certificates and will no longer be evidenced by this certificate. National Service Industries, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a
       written     request    therefor.     Under    certain
       circumstances set forth in the Rights Agreement, Rights issued to or held by any Person who is, was or  becomes  an Acquiring Person or an  Affiliate  or
       Associate   thereof  (as  defined   in   the   Rights
       Agreement)   and  certain  related  persons   whether
       currently held by or on behalf of such Person or by any subsequent holder of such Rights may become null and void.
With  respect  to  such  certificates  containing  the  foregoing legend,  until the Distribution Date, the Rights associated  with the  Common  Stock  represented by  such  certificates  shall  be evidenced  by  such  certificates alone, and  the  surrender  for transfer  of  any of such certificates shall also constitute  the

transfer   of  the  Rights  associated  with  the  Common   Stock

represented  by such certificate.  In the event that the  Company purchases  or  acquires any shares of Common Stock prior  to  the

Distribution  Date,  any Rights associated with  such  shares  of

Common  Stock shall be deemed cancelled and retired so  that  the

Company  shall not be entitled to exercise any Rights  associated with the shares of Common Stock which are no longer outstanding.

     Section 4.     Form of Rights Certificates.

          (a)  The Rights Certificates (and the forms of election

to purchase shares and of assignment to be printed on the reverse thereof)  shall each be substantially in the form  set  forth  in

Exhibit  B  hereto  and may have such marks of identification  or designation  and such legends, summaries or endorsements  printed thereon  as  the  Company may deem appropriate  and  as  are  not inconsistent with the provisions of this Agreement, or as may  be required  to comply with any applicable law or with any  rule  or regulation  made pursuant thereto or with any rule or  regulation of any stock exchange on
which  the Rights may from time to time be listed, or to  conform to usage.  Subject to the provisions of Section 11 and Section 23 hereof,  the Rights Certificates, whenever distributed, on  their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth  therein at the price per one one-thousandth of a share  of

Preferred Stock set forth therein (the "Purchase Price"), but the amount  and  type of securities purchasable upon the exercise  of each  Right  and the Purchase Price thereof shall be  subject  to adjustment as provided herein.

           (b)  Any Rights Certificate issued pursuant to Section

3(a)  or Section 23 hereof that represents Rights which are  null and  void  pursuant  to Section 7(e) of this  Agreement  and  any

Rights  Certificates issued pursuant to Section 6 or  Section  11 hereof upon transfer, exchange, replacement or adjustment of  any other  Rights  Certificate referred to in  this  sentence,  shall contain (to the extent feasible) the following legend:



       The  Rights  represented by this  Rights  Certificate
       are  or  were beneficially owned by a Person who  was
       or  became an Acquiring Person, a Transaction  Person
       or an Affiliate or an Associate of an Acquiring Person or a Transaction Person (as such terms are defined in the Rights Agreement) or certain related
       Persons.   Accordingly, this Rights  Certificate  and
       the Rights represented hereby are null and void.
The provisions of Section 7(e) of this Rights Agreement shall  be operative whether or not the foregoing legend is contained on any such Rights Certificate.

      Section  5.      Countersignature  and  Registration.   The

Rights Certificates shall be executed on behalf of the Company by its  Chairman of the Board, any Vice Chairman of the  Board,  its

President, its Chief Executive Officer or any Vice President,  or

its  Treasurer,  either manually or by facsimile  signature,  and shall  have  affixed thereto the Company's seal  or  a  facsimile thereof  which shall be attested by the Secretary or an Assistant

Secretary  of  the  Company,  either  manually  or  by  facsimile signature.  The Rights Certificates shall be countersigned by the

Rights  Agent  and shall not be valid for any purpose  unless  so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer  of  the Company before countersignature  by  the  Rights

Agent  and  issuance  and delivery by the  Company,  such  Rights

Certificates,  nevertheless, may be countersigned by  the  Rights

Agent,  and  issued and delivered by the Company  with  the  same force  and  effect  as though the person who signed  such  Rights

Certificates  had not ceased to be such officer of  the  Company;

and  any  Rights  Certificates may be signed  on  behalf  of  the

Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to  sign  such Rights Certificate, although at the  date  of  the execution of this Rights Agreement any such person was  not  such an officer.

      Following the Distribution Date, the Rights Agent will keep or  cause  to  be kept, at the offices designated by  the  Rights

Agent,   books  for  registration  and  transfer  of  the  Rights

Certificates issued hereunder.  Such books shall show  the  names

and   addresses   of  the  respective  holders  of   the   Rights

Certificates, the number of Rights evidenced on its face by  each of  the  Rights Certificates and the certificate number  and  the date of each of the Rights Certificates.

      Section 6.     Transfer, Split Up, Combination and Exchange

of  Rights  Certificates; Mutilated, Destroyed,  Lost  or  Stolen

Rights Certificates.  Subject to the provisions of Section  4(b),

Section  7(e) and Section 15 hereof, at any time after the  close of  business  on the Distribution Date, and at or  prior  to  the close  of business on the Expiration Date, any Rights Certificate or  Rights Certificates may be transferred, split up, combined or exchanged  for another Rights Certificate or Rights Certificates,

entitling the registered holder to purchase a like number of  one one-thousandths  of a share of Preferred Stock (or,  following  a

Triggering  Event, other securities, as the case may be)  as  the

Rights  Certificate  or  Rights  Certificates  surrendered   then

entitled such holder (or former holder in the case of a transfer)

to  purchase.  Any registered holder desiring to transfer,  split

up,   combine  or  exchange  any  Rights  Certificate  or  Rights

Certificates shall make such request in writing delivered to  the

Rights Agent, and shall surrender the Rights

Certificate or Rights Certificates to be transferred,  split  up,

combined  or  exchanged at the principal  office  of  the  Rights

Agent.   Neither  the  Rights Agent  nor  the  Company  shall  be

obligated  to  take  any action whatsoever with  respect  to  the transfer  of  any such surrendered Rights Certificate  until  the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side  of  such

Rights  Certificate  and  shall  have  provided  such  additional evidence  of  the  identity of the Beneficial  Owner  (or  former

Beneficial  Owner)  or Affiliates or Associates  thereof  as  the

Company  shall  reasonably request.  Thereupon the  Rights  Agent shall,  subject  to  Section 4(b), Section 7(e)  and  Section  15 hereof, countersign and deliver to the Person entitled thereto  a

Rights Certificate or Rights Certificates, as the case may be, as

so   requested.   The  Company  may  require  payment  of  a  sum

sufficient  to cover any tax or governmental charge that  may  be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

     Upon receipt by the Company and the Rights Agent of evidence reasonably  satisfactory to them of the loss, theft,  destruction or  mutilation  of a Rights Certificate, and, in  case  of  loss,

theft   or  destruction,  of  indemnity  or  security  reasonably

satisfactory  to them, and reimbursement to the Company  and  the

Rights  Agent of all reasonable expenses incidental thereto,  and upon surrender to the Rights Agent and cancellation of the Rights

Certificate if mutilated, the Company shall execute and deliver a new  Rights  Certificate of like tenor to the  Rights  Agent  for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

       Section   7.      Exercise  of  Rights;  Purchase   Price;

Expiration Date of Rights.

           (a)   Subject  to Section 7(e) hereof, the  registered

holder   of  any  Rights  Certificate  may  exercise  the  Rights

evidenced thereby (except as otherwise provided herein) in  whole or in part at any time after the Distribution Date upon surrender of  the Rights Certificate, with the appropriate form of election to  purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office of the

Rights Agent, together with payment of the Purchase Price for the total number of one one-thousandths of a share of Preferred Stock

(or  other  securities, as the case may  be)  as  to  which  such surrendered Rights are exercised, at or prior to the earliest  of

(i)  the close of business on May 19, 2008 (the "Final Expiration

Date"),  or  (ii)  the time at which the Rights are  redeemed  as provided  in  Section  24  hereof  (the  "Redemption  Date"),  or

(iii)  the time at which the Rights are exchanged as provided  in

Section  25  hereof, or (iv) the consummation  of  a  transaction contemplated  by Section 13(d) hereof (such earliest  time  being

herein  referred  to as the "Expiration Date").   Notwithstanding

any  other provision of this Agreement, any Person who  prior  to the Distribution Date becomes a record holder of shares of Common

Stock may exercise all of the rights of a registered holder of  a

Rights  Certificate  with respect to the Rights  associated  with such shares of Common Stock in accordance with and subject to the provisions of this Agreement, including the provisions of Section

7(e)  hereof, as of the date such Person becomes a record  holder of shares of Common Stock.

           (b)   The  Purchase Price for each one  one-thousandth

share  of  Preferred Stock pursuant to the exercise  of  a  Right shall initially be $160, shall be subject to adjustment from time to  time  as provided in Sections 11 and 13 hereof and  shall  be payable  in  lawful  money of the United  States  of  America  in accordance with paragraph (c) below.

           (c)  Upon receipt of a Rights Certificate representing

exercisable  Rights,  with the appropriate form  of  election  to purchase  and  the  certificate  duly  executed,  accompanied  by

payment   of  the  Purchase  Price  for  the  shares  (or   other

securities,  as the case may be) to be purchased  and  an  amount equal  to any applicable transfer tax required to be paid by  the holder  of  such Rights Certificate in accordance with Section  6 hereof  by  certified  check or cashier's check  or  money  order payable  to  the  order of the Company, the Rights  Agent  shall,

subject  to Section 21(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights

Agent  is  the  transfer agent) certificates for  the  number  of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests,  or  (B) if the Company, in its sole discretion,  shall have  elected  to deposit the shares of Preferred Stock  issuable

upon   exercise  of  the  Rights  hereunder  into  a  depositary,

requisition   from  the  depositary  agent  depositary   receipts

representing  such number of one one-thousandths of  a  share  of

Preferred   Stock  as  are  to  be  purchased  (in   which   case

certificates  for  the shares of Preferred Stock  represented  by such  receipts shall be deposited by the transfer agent with  the depositary  agent)  and the Company shall direct  the  depositary agent  to  comply  with  such requests,  (ii)  when  appropriate,

requisition from the Company the amount of cash, if  any,  to  be paid  in lieu of issuance of fractional shares in accordance with

Section 15, (iii) promptly after receipt of such certificates  or depositary  receipts, cause the same to be delivered to  or  upon the  order  of  the registered holder of such Rights Certificate,

registered  in  such name or names as may be designated  by  such holder  and (iv) when appropriate, after receipt promptly deliver such  cash to or upon the order of the registered holder of  such

Rights  Certificate.  In the event that the Company is  obligated to  issue other securities (including shares of Common Stock)  of the Company pursuant to Section 11(a), the Company shall make all

arrangements   necessary  so  that  such  other  securities   are

available  for  distribution by the Rights  Agent,  if  and  when

appropriate.   In  addition, in the case of an  exercise  of  the

Rights  by  a  holder pursuant to Section 11(a)(ii),  the  Rights

Agent  shall  return such Rights Certificate  to  the  registered holder thereof after imprinting, stamping or otherwise indicating thereon that the rights represented by such Rights Certificate no longer  include the rights provided by Section 11(a)(ii)  of  the

Rights  Agreement and if less than all the Rights represented  by such Rights Certificate were so exercised, the Rights Agent shall

indicate   on  the  Rights  Certificate  the  number  of   Rights

represented thereby which continue to include the rights provided by Section 11(a)(ii).

           (d)   In  case  the registered holder  of  any  Rights

Certificate shall exercise (except pursuant to Section 11(a)(ii))

less  than  all  the  Rights  evidenced  thereby,  a  new  Rights

Certificate evidencing Rights equivalent to the Rights  remaining unexercised shall be issued by the Rights Agent and delivered  to the  registered holder of such Rights Certificate or to his  duly authorized  assigns,  subject to the  provisions  of  Section  15 hereof,  or the Rights Agent shall place an appropriate  notation on the Rights Certificate with respect to those Rights exercised.

           (e)  Notwithstanding anything in this Agreement to the

contrary,  from  and  after the time an  Acquiring  Person  or  a

Transaction  Person  first becomes such, any Rights  beneficially owned  by  (i) an Acquiring Person, a Transaction Person  or  any

Associate  or Affiliate of an Acquiring Person, (ii) a transferee of  an  Acquiring  Person  or a Transaction  Person  (or  of  any

Affiliate  or  Associate thereof) who becomes a transferee  after the  Acquiring Person becomes such, or (iii) a transferee  of  an

Acquiring Person or a Transaction Person (or of any Affiliate  or

Associate  thereof)  who  becomes  a  transferee  prior   to   or

concurrently  with  the Acquiring Person or a Transaction  Person becoming such and receives such Rights pursuant to either  (A)  a transfer  (whether or not for consideration) from  the  Acquiring

Person or a Transaction Person to holders of equity interests  in such  Acquiring Person or a Transaction Person or to  any  Person

with  whom  the Acquiring Person or a Transaction  Person  has  a continuing agreement, arrangement or understanding regarding  the transferred Rights or (B) a transfer which the Board of Directors of  the Company has determined is part of a plan, arrangement  or understanding  which  has  as a primary  purpose  or  effect  the avoidance of this Section 7(e) shall become null and void without any  further action and no holder of such Rights shall  have  any rights  whatsoever with respect to such Rights whether under  any provision of this Agreement or otherwise.  The Company shall  use all  reasonable  efforts to insure that the  provisions  of  this

Section 7(e) and Section 4(b) hereof are complied with, but shall have
no liability to any holder of Rights Certificates or other Person as  a  result  of  its  failure to make any  determinations  with respect  to  an  Acquiring Person, a Transaction  Person  or  its

Affiliates, Associates or transferees hereunder.

           (f)  Notwithstanding anything in this Agreement to the

contrary,  neither  the Rights Agent nor  the  Company  shall  be obligated  to  undertake any action with respect to a  registered holder upon the occurrence of any purported exercise as set forth in  this  Section  7  unless  the certificate  contained  in  the appropriate form of election to purchase set forth on the reverse side  of  the  Rights Certificate surrendered for  such  exercise shall  have  been  properly completed and duly  executed  by  the registered  holder  thereof  and  the  Company  shall  have  been provided  with  such additional evidence of the identity  of  the

Beneficial  Owner (or former Beneficial Owner) or  Affiliates  or

Associates thereof as the Company shall reasonably request.

      Section  8.      Cancellation  and  Destruction  of  Rights

Certificates.   All  Rights  Certificates  surrendered  for   the

purpose  of  exercise (other than a partial exercise),  transfer,

split  up, combination or exchange shall, if surrendered  to  the

Company  or  any of its agents, be delivered to the Rights  Agent for  cancellation or in cancelled form, or, if surrendered to the

Rights   Agent,  shall  be  cancelled  by  it,  and   no   Rights

Certificates shall be issued in lieu thereof except as  expressly permitted by any of the provisions of this Rights Agreement.  The

Company  shall  deliver to the Rights Agent for cancellation  and retirement, and the Rights Agent shall so cancel and retire,  any other  Rights  Certificate purchased or acquired by  the  Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver  all  cancelled Rights Certificates to  the  Company,  or shall,  at  the  written  request of the  Company,  destroy  such cancelled  Rights Certificates, and in such case shall deliver  a certificate of destruction thereof to the Company.

      Section  9.      Reservation and Availability of  Preferred

Stock.

          (a)  The Company covenants and agrees that at all times

prior  to  the  occurrence of a Section 11(a)(ii) Event  it  will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock, or any authorized and issued shares of Preferred Stock held in its treasury, the number of shares  of Preferred Stock that will be sufficient to permit  the exercise  in  full  of  all outstanding  Rights  and,  after  the occurrence  of  a Section 11(a)(ii) Event, shall, to  the  extent

reasonably   practicable,  so  reserve  and  keep   available   a

sufficient  number  of  shares  of  Common  Stock  (and/or  other securities) which may be required to permit the exercise in  full of the Rights pursuant to this Agreement.

           (b)   So  long as the shares of Preferred Stock  (and,

after  the  occurrence of a Section 11(a)(ii)  Event,  shares  of

Common  Stock or other securities) issuable upon the exercise  of the Rights may be listed on any national securities exchange, the

Company shall use its best efforts to cause, from and after  such time  as  the  Rights become exercisable, all  shares  (or  other securities)  reserved  for such issuance to  be  listed  on  such exchange upon official notice of issuance upon such exercise.

           (c)   The  Company covenants and agrees that it  shall

take  all  such  action as may be necessary to  ensure  that  all

shares   of  Preferred  Stock  (or  Common  Stock  and/or   other

securities, as the case may be) delivered upon exercise of Rights shall,  at  the  time  of delivery of the certificates  for  such shares  or  other securities (subject to payment of the  Purchase

Price), be duly and validly authorized and issued and fully  paid and nonassessable shares or securities.

           (d)  The Company further covenants and agrees that  it

shall  pay  when  due and payable any and all federal  and  state transfer taxes and charges which may be payable in respect of the issuance  or  delivery  of  the Rights  Certificates  or  of  any certificates  for  shares of Preferred  Stock  (or  Common  Stock and/or other securities, as the case may be) upon the exercise of

Rights.   The Company shall not, however, be required to pay  any

transfer  tax which may be payable in respect of any transfer  or delivery  of  Rights Certificates to a person other than,  or  in respect of the issuance or delivery of certificates or depositary receipts  for  the  shares of Preferred Stock  (or  Common  Stock and/or other securities, as the case may be) in a name other than that of, the registered
holder  of  the Rights Certificates evidencing Rights surrendered for  exercise,  or  to  issue  or  deliver  any  certificates  or depositary  receipts for shares of Preferred  Stock,  (or  Common

Stock  and/or  other securities, as the case  may  be)  upon  the exercise  of any Rights, until any such tax shall have been  paid

(any  such  tax  being  payable by  the  holder  of  such  Rights

Certificate  at  the  time of surrender) or  until  it  has  been established  to the Company's satisfaction that no  such  tax  is due.

           (e)   The  Company shall use its best efforts  to  (i)

file, as soon as practicable following the Stock Acquisition Date

(or,  if  required  by law, at such earlier  time  following  the

Distribution Date as so required), a registration statement under the  Act with respect to the securities purchasable upon exercise

of   the   Rights  on  an  appropriate  form,  (ii)  cause   such

registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain  effective  (with a prospectus at all  times  meeting  the requirements of the Act and the rules and regulations thereunder)

until  the  date  of  the expiration of the  rights  provided  by

Section 11(a)(ii).  The Company will also take such action as may be appropriate under the blue sky laws of the various states.

      Section 10.    Preferred Stock Record Date.  Each person in

whose  name  any  certificate for shares of Preferred  Stock  (or

Common  Stock  and/or other securities, as the case  may  be)  is issued  upon  the  exercise of Rights shall for all  purposes  be deemed  to  have  become the holder of record of  the  shares  of

Preferred Stock (or Common Stock and/or other securities, as  the case  may be) represented thereby on, and such certificate  shall be  dated,  the date upon which the Rights Certificate evidencing such  Rights  was  duly surrendered and payment of  the  Purchase

Price  (and  any  applicable transfer taxes) was made;  provided,

however,  that, if the date of such surrender and  payment  is  a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed,  such  person shall be deemed to have become  the  record holder  of  such shares on, and such certificate shall be  dated,

the next
succeeding  Business Day on which the Preferred Stock (or  Common

Stock and/or other securities, as the case may be) transfer books of  the  Company are open.  Prior to the exercise of  the  Rights evidenced thereby, the holder of a Rights Certificate,  as  such,

shall  not  be  entitled to any rights of a  shareholder  of  the

Company  with  respect to shares for which the  Rights  shall  be exercisable, including, without limitation, the right to vote, to receive  dividends  or other distributions  or  to  exercise  any preemptive  rights,  and  shall not be entitled  to  receive  any notice  of  any  proceedings of the Company, except  as  provided herein.

     Section 11.    Adjustment of Purchase Price, Number and Kind

of  Shares  or Number of Rights.  The Purchase Price, the  number and kind of shares covered by each Right and the number of Rights outstanding  are  subject to adjustment  from  time  to  time  as provided in this Section 11.

           (a)   (i)  In the event the Company shall at any  time

after  the date of this Agreement (A) declare a dividend  on  the

Preferred  Stock  payable  in  shares  of  Preferred  Stock,  (B)

subdivide  the  outstanding  Preferred  Stock,  (C)  combine  the outstanding  Preferred Stock into a smaller number of  shares  or

(D)  issue  any shares of its capital stock in a reclassification of  the  Preferred Stock (including any such reclassification  in connection with a consolidation or merger in which the Company is the  continuing  or surviving corporation), except  as  otherwise provided  in this Section 11(a) and in Section 7(e), the Purchase

Price  in effect at the time of the record date for such dividend or  of  the  effective date of such subdivision,  combination  or reclassification,  and the number and kind of shares  of  capital stock issuable on such date, shall be proportionately adjusted so that  the holder of any Right exercised after such time shall  be entitled  to receive the aggregate number and kind of  shares  of capital stock which, if such Right had been exercised immediately prior  to  such  date  and  at a time when  the  Preferred  Stock transfer  books of the Company were open, such holder would  have owned  upon such exercise and been entitled to receive by  virtue of such dividend, subdivision,
combination or reclassification; provided, however,  that  in  no event shall the consideration to be paid upon the exercise of one

Right  be  less  than the aggregate par value of  the  shares  of capital  stock of the Company issuable upon the exercise  of  one

Right.   If  an  event occurs which would require  an  adjustment

under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided  for  in this Section 11(a)(i) shall be in addition  to,

and  shall be made prior to, any adjustment required pursuant  to

Section 11(a)(ii).

                (ii)  In  the  event that any  Person,  alone  or

together  with  its Affiliates and Associates,  shall  become  an

Acquiring  Person, then proper provision shall be  made  so  that each  holder of a Right (except as provided below and in  Section

7(e)  hereof), shall, for a period of 60 days after the later  of the  occurrence  of any such event or the effective  date  of  an appropriate  registration statement under  the  Act  pursuant  to

Section  9 hereof, have a right to receive, upon exercise thereof at  a  price  equal  to  the  then  current  Purchase  Price,  in accordance  with  the  terms of this Agreement,  such  number  of shares  of  Common Stock of the Company (or in the discretion  of the  Board  of  Directors,  one  one-thousandth  of  a  share  of

Preferred   Stock)  as  shall  equal  the  result   obtained   by

(x)  multiplying  the then current Purchase  Price  by  the  then number  of one one-thousandths of a share of Preferred Stock  for which  a Right is then exercisable immediately prior to the first occurrence  of  a Section 11(a)(ii) Event, and (y) dividing  that product by 50% of the then current market price per one share  of

Common Stock (determined pursuant to Section 11(d) hereof) on the date  of  such  first  occurrence (such number  of  shares  being referred to as the "Adjustment Shares"); provided, however,  that if  the  transaction  that  would  otherwise  give  rise  to  the foregoing adjustment is also subject to the provisions of Section

13  hereof,  then only the provisions of Section 13 hereof  shall apply  and  no adjustment shall be made pursuant to this  Section

11(a)(ii).

                (iii)      In the event that there shall  not  be

sufficient  treasury  shares  or  authorized  but  unissued  (and unreserved) shares of Common Stock to permit the exercise
in   full   of  the  Rights  in  accordance  with  the  foregoing

subparagraph (ii) and the Rights become so exercisable  (and  the

Board   has  determined  to  make  all  or  some  of  the  Rights

exercisable  into  fractions  of a  share  of  Preferred  Stock),

notwithstanding  any other provision of this  Agreement,  to  the extent  necessary  and permitted by applicable  law,  each  Right shall  thereafter represent the right to receive,  upon  exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, (x) a number of (or fractions of) shares of  Common  Stock (up to the maximum number of shares  of  Common

Stock  which may permissibly be issued) and (y) a number  of  one one-thousandths of a share of Preferred Stock or a number of  (or fractions of) other equity securities of the Company (or, in  the discretion  of the Board of Directors, debt) which the  Board  of

Directors  of  the  Company  has  determined  to  have  the  same aggregate  current market value (determined pursuant to  Sections

11(d)(i) and (ii) hereof, to the extent applicable) as one  share of  Common  Stock  (such number of, or fractions  of,  shares  of

Preferred  Stock  or  other  equity securities  or  debt  of  the

Company) being referred to as a "capital stock equivalent", equal in  the  aggregate to the number of Adjustment Shares;  provided,

however, if there are unavailable sufficient shares (or fractions of shares) of Common Stock and/or capital stock equivalents, then the  Company  shall, to the extent permitted by  applicable  law,

take  all such action as may be necessary to authorize additional shares  of Common Stock or capital stock equivalents for issuance upon  exercise of the Rights, including the calling of a  meeting of  shareholders; and provided, further, that the  Company  shall issue  no  capital stock equivalent upon exercise of  the  Rights until  the Company has first issued all authorized and unreserved shares  of  Common  Stock; and provided,  further,  that  if  the

Company  is  unable to cause sufficient shares  of  Common  Stock and/or  capital  stock equivalents to be available  for  issuance upon  exercise  in  full  of the Rights, then  each  Right  shall thereafter represent the right to receive the Adjusted Number  of

Shares  upon  exercise at the Adjusted Purchase  Price  (as  such

terms  are  hereinafter  defined).   As  used  herein,  the  term

"Adjusted Number of

Shares" shall be equal to that number of shares (or fractions  of shares) of Common Stock (and/or capital stock equivalents)  equal to  the product of (x) the number of Adjustment Shares and (y)  a fraction,  the  numerator of which is the  number  of  shares  of

Common  Stock  (and/or capital stock equivalents)  available  for issuance upon exercise of the Rights and the denominator of which is  the  aggregate number of Adjustment Shares otherwise issuable upon  exercise  in  full  of  all  Rights  (assuming  there  were sufficient shares of Common Stock available) (such fraction being referred  to as the "Proration Factor").  The "Adjusted  Purchase

Price"  shall  mean  the product of the Purchase  Price  and  the

Proration Factor.  The Board of Directors may, but shall  not  be required  to,  establish  procedures to  allocate  the  right  to receive  Common Stock and capital stock equivalents upon exercise of the Rights among holders of Rights.

           (b)   If  the Company shall fix a record date for  the

issuance  of rights (other than the Rights), options or  warrants to  all  holders of Preferred Stock entitling them (for a  period expiring  within  45  calendar days after such  record  date)  to subscribe  for or purchase Preferred Stock (or shares having  the same or more favorable rights, privileges and preferences as  the

Preferred  Stock  ("equivalent preferred stock"))  or  securities convertible into Preferred Stock or equivalent preferred stock at a  price  per share of Preferred Stock or per share of equivalent preferred  stock (or having a conversion price per  share,  if  a security convertible into Preferred Stock or equivalent preferred stock) less than the then current market price (as determined  in

Section 11(d)) per share of Preferred Stock on such record  date,

the  Purchase Price to be in effect after such record date  shall be  determined  by  multiplying  the  Purchase  Price  in  effect immediately  prior  to  such  record  date  by  a  fraction,  the numerator  of  which shall be the number of shares  of  Preferred

Stock  outstanding on such record date, plus the number of shares of  Preferred  Stock which the aggregate offering  price  of  the total  number  of  shares  of Preferred Stock  and/or  equivalent preferred  stock  so to be offered (and/or the aggregate  initial conversion price of the convertible securities so to be  offered)

would purchase at
such  current market price per share of Preferred Stock  and  the denominator  of which shall be the number of shares of  Preferred

Stock  outstanding  on  such record  date,  plus  the  number  of additional shares of Preferred Stock and/or equivalent  preferred stock  to be offered for subscription or purchase (or into  which the  convertible  securities  so  to  be  offered  are  initially convertible);  provided, however, that  in  no  event  shall  the consideration to be paid upon the exercise of one Right  be  less than  the  aggregate par value of the shares of capital stock  of

the  Company  issuable upon the exercise of one Right.   In  case

such  subscription price may be paid in a consideration  part  or all  of  which shall be in a form other than cash, the  value  of such consideration shall be determined in good faith by the Board of  Directors  of  the  Company,  whose  determination  shall  be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.  Shares of Preferred Stock owned  by or  held  for  the  account of the Company shall  not  be  deemed

outstanding  for  the  purpose of  any  such  computation.   Such

adjustment shall be made successively whenever such a record date is  fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the

Purchase Price which would then be in effect if such record  date had not been fixed.

           (c)   If  the Company shall fix a record date for  the

making  of  a  distribution  to all holders  of  Preferred  Stock

(including  any  such  distribution made  in  connection  with  a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash  (other than  a  regular quarterly cash dividend out of the  earnings  or retained  earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock  other  than  Preferred Stock) or  subscription  rights  or warrants  (excluding  those referred to in  Section  11(b)),  the

Purchase  Price to be in effect after such record date  shall  be

determined   by   multiplying  the  Purchase  Price   in   effect

immediately  prior  to  such  record  date  by  a  fraction,  the numerator of which shall be the current market price (as determined in Section 11(d)) per share of Preferred Stock on such record  date, less the fair market value (as determined  in  good

faith   by   the  Board  of  Directors  of  the  Company,   whose

determination  shall be described in a statement filed  with  the

Rights  Agent  and shall be binding on the Rights Agent)  of  the portion of the cash, assets or evidences of indebtedness so to be

distributed   or   of  such  subscription  rights   or   warrants

distributable in respect of one share of Preferred Stock and  the denominator of which shall be such current market price per share of the Preferred Stock; provided, however, that in no event shall the  consideration to be paid upon the exercise of one  Right  be less  than the aggregate par value of the shares of capital stock

of  the  Company to be issued upon exercise of one  Right.   Such

adjustments  shall be made successively whenever  such  a  record date is fixed; and in the event that such distribution is not  so made,  the  Purchase  Price shall again be  adjusted  to  be  the

Purchase Price which would then be in effect if such record  date had not been fixed.

          (d)  (i)  For the purpose of any computation hereunder,

the  "current market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed  to be  the  average of the daily closing prices per  share  of  such

Security  for  the 30 consecutive Trading Days (as such  term  is hereinafter  defined) immediately prior to such  date;  provided,

however,  that  in  the event that the current per  share  market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend  or distribution on such Security payable in shares of such  Security

or   securities  convertible  into  such  shares   or   (B)   any

subdivision,  combination or reclassification of  such  Security,

and  prior  to  the expiration of 30 Trading Days after  the  ex-

dividend  date for such dividend or distribution, or  the  record date for such subdivision, combination or reclassification, then,

and  in  each  such  case, the "current market  price"  shall  be appropriately  adjusted to reflect the current market  price  per share  equivalent of such Security.  The closing price  for  each day  shall  be the last sale price, regular way, or, in  case  no such sale takes place on such day, the
average  of  the  closing bid and asked prices, regular  way,  in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not

listed or admitted to trading on the New York Stock Exchange,  as reported  in  the  principal consolidated  transaction  reporting system  with  respect  to  securities  listed  on  the  principal national  securities exchange on which the Security is listed  or admitted to trading or, if the Security is not listed or admitted to  trading on any national securities exchange, the last  quoted price  or, if not so quoted, the average of the high bid and  low asked  prices in the over-the-counter market, as reported by  the

National   Association  of  Securities  Dealers,  Inc.  Automated

Quotations  System  ("NASDAQ") or such other exchange  or  market system  then in use, or, if on any such date the Security is  not quoted  by any such organization, the average of the closing  bid and  asked  prices  as furnished by a professional  market  maker making  a  market  in  the  Security selected  by  the  Board  of

Directors  of  the Company.  If on any such date no  such  market maker  is making a market in the Security, the fair value of  the

Security on such date as determined in good faith by the Board of

Directors  of the Company shall be used.  The term "Trading  Day"

shall  mean  a  day  on  which the principal national  securities exchange  on which the Security is listed or admitted to  trading is  open  for the transaction of business or, if the Security  is not  listed  or  admitted to trading on any  national  securities exchange,  a Business Day.  Subject to Section 11(d)(ii)  hereof,

if  any Security is not publicly held or so listed or traded, the

"current  market  price" of such Security  shall  mean  the  fair market  value per share determined in good faith by the Board  of

Directors  of the Company, whose determination shall be described in  a  statement filed with the Rights Agent and shall be binding on the Rights Agent.

               (ii) For the purpose of any computation hereunder,

the "current market price" per share (or one one-thousandth of  a share)  of Preferred Stock shall be determined in the same manner as set forth above in clause (i) of this Section 11(d). If the current market price per share (or one one-thousandth of a share)  of  Preferred Stock cannot be determined  in  the  manner provided above or if the Preferred Stock is not publicly held  or listed  or  traded in a manner described in clause  (i)  of  this

Section  11(d), the "current market price" per share of Preferred

Stock  shall be conclusively deemed to be one-thousand  (as  such number  may  be appropriately adjusted for such events  as  stock

splits,   stock  dividends  and  recapitalizations   or   similar

transactions with respect to the Common Stock occurring after the date  of  this Agreement) multiplied by the current market  price per  share  of  Common  Stock as determined pursuant  to  Section

11(d)(i) and the current market price per one one-thousandth of a share  of  Preferred Stock shall be equal to the  current  market price  per share of the Common Stock (as appropriately adjusted).

If  neither the Common Stock nor the Preferred Stock is  publicly held  or  so listed or traded, "current market price"  per  share shall  mean the fair value per share as determined in good  faith by  the  Board  of Directors of the Company, whose  determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

           (e)   Anything herein to the contrary notwithstanding,

no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at  least  1%

in  the  Purchase Price; provided, however, that any  adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to  the  nearest cent or to the nearest one one-thousandth  of  a share  of  Preferred Stock, or one ten-thousandth of a  share  of

Common  Stock  or  other share Security,  as  the  case  may  be.

Notwithstanding  the first sentence of this  Section  11(e),  any adjustment  required by this Section 11 shall be  made  no  later than  the  earlier  of  (i) three years  from  the  date  of  the transaction  which  mandates such adjustment or  (ii)  the  Final

Expiration Date.

           (f)   If  as  a  result  of any provision  of  Section

11(a)(ii)  or  Section  13(a) hereof, the  holder  of  any  Right thereafter exercised shall become entitled to receive any  shares of  capital  stock  of  the Company other than  Preferred  Stock,

thereafter  the  number of such other shares so  receivable  upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section

11(a)  through (c), inclusive, and the provisions of Sections  7,

9, 10, 13 and 15 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

           (g)   All  Rights  originally issued  by  the  Company

subsequent to any adjustment made to the Purchase Price hereunder shall  evidence  the right to purchase, at the adjusted  Purchase

Price,  the number of one one-thousandths of a share of Preferred

Stock  purchasable from time to time hereunder upon  exercise  of the Rights, all subject to further adjustment as provided herein.

           (h)   Unless  the  Company shall  have  exercised  its

election   as  provided  in  Section  11(i)  hereof,  upon   each

adjustment  of the Purchase Price as a result of the calculations made  in  Sections  11(b) and (c) hereof, each Right  outstanding

immediately  prior  to  the  making  of  such  adjustment   shall

thereafter  evidence  the  right to  purchase,  at  the  adjusted

Purchase Price, that number of one one-thousandths of a share  of

Preferred  Stock  (calculated to the nearest one  ten-thousandth)

obtained by (i) multiplying (x) the number of one one-thousandths of  a  share  of  Preferred Stock covered by a Right  immediately prior  to  this  adjustment  of the Purchase  Price  by  (y)  the

Purchase Price in effect immediately prior to such adjustment  of the  Purchase Price and (ii) dividing the product so obtained  by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

           (i)  The Company may elect on or after the date of any

adjustment of the Purchase Price to adjust the number of  Rights,

in  substitution  for any adjustment in the number  of  one  one-

thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable  for  the number  of one one-thousandths of a share of Preferred Stock  for

which   a  Right  was  exercisable  immediately  prior  to   such

adjustment.   Each Right held of record prior to such  adjustment

of  the  number  of  Rights shall become that  number  of  Rights

(calculated  to  the  nearest  one  ten-thousandth)  obtained  by dividing  the  Purchase  Price  in effect  immediately  prior  to adjustment of the Purchase Price by the Purchase Price in  effect immediately after adjustment of the Purchase Price.  The  Company shall  make  a public announcement of its election to adjust  the number  of Rights, indicating the record date for the adjustment,

and,  if  known at the time, the amount of the adjustment  to  be

made.   This  record date may be the date on which  the  Purchase

Price  is  adjusted  or any day thereafter, but,  if  the  Rights

Certificates  have been issued, shall be at least 10  days  later than the date of the public announcement.  If Rights Certificates have  been  issued, upon each adjustment of the number of  Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable,  cause  to be distributed to holders  of  record  of

Rights  Certificates  on  such record  date  Rights  Certificates evidencing,  subject to Section 15 hereof, the additional  Rights to  which  such  holders shall be entitled as a  result  of  such adjustment, or, at the option of the Company, shall cause  to  be distributed  to  such  holders  of  record  in  substitution  and replacement  for  the Rights Certificates held  by  such  holders prior  to the date of adjustment, and upon surrender thereof,  if required  by the Company, new Rights Certificates evidencing  all the  Rights  to which such holders shall be entitled  after  such

adjustment.   Rights Certificates so to be distributed  shall  be

issued,  executed  and countersigned in the manner  provided  for herein  (and may bear, at the option of the Company, the adjusted

Purchase  Price)  and shall be registered in  the  names  of  the holders  of  record  of Rights Certificates on  the  record  date specified in the public announcement.

           (j)   Irrespective of any adjustment or change in  the

Purchase  Price  or  the  number of  shares  of  Preferred  Stock issuable upon the exercise of the Rights, the Rights

Certificates  theretofore and thereafter issued may  continue  to express  the  Purchase Price per share and the number  of  shares which  were  expressed in the initial Rights Certificates  issued hereunder.

           (k)   Before  taking any action that  would  cause  an

adjustment reducing the Purchase Price below the then  stated  or par  value,  if  any, of the number of one one-thousandths  of  a share  of  Preferred  Stock,  Common Stock  or  other  securities issuable upon exercise of the Rights, the Company shall take  any corporate  action which may, in the opinion of  its  counsel,  be necessary in order that the Company may validly and legally issue such  number  of fully paid and nonassessable one one-thousandths of  a  share of Preferred Stock, Common Stock or other securities at  such  adjusted Purchase Price.  If upon any exercise  of  the

Rights, a holder is to receive a combination of Common Stock  and capital  stock  equivalents, a portion of the consideration  paid upon  such  exercise, equal to at least the then par value  of  a share  of Common Stock of the Company, shall be allocated as  the payment  for  each  share  of Common  Stock  of  the  Company  so received.

          (l)  In any case in which this Section 11 shall require

that an adjustment in the Purchase Price be made effective as  of a  record  date for a specified event, the Company may  elect  to defer  until  the  occurrence of such event the issuance  to  the holder  of any Right exercised after such record date the  number of  one  one-thousandths  of a share of Preferred  Stock,  Common

Stock  or  other capital stock or securities of the  Company,  if any, issuable upon such exercise over and above the number of one one-thousandths  of a share of Preferred Stock, Common  Stock  or other  capital  stock  or  securities of  the  Company,  if  any,

issuable upon such exercise on the basis of the Purchase Price in effect  prior  to  such adjustment; provided, however,  that  the

Company  shall  deliver  to  such holder  a  due  bill  or  other appropriate instrument evidencing such holder's right to  receive such additional shares upon the occurrence of the event requiring such adjustment.

           (m)   Anything  to  the contrary in  this  Section  11

notwithstanding,  the  Company shall be  entitled  to  make  such

reductions   in  the  Purchase  Price,  in  addition   to   those

adjustments expressly required by this Section 11, as and to  the extent  that  it  in its sole discretion shall  determine  to  be advisable  in order that (i) any consolidation or subdivision  of the  Preferred Stock, (ii) issuance wholly for cash of any shares of  Preferred Stock at less than the current market price,  (iii)

issuance  wholly  for  cash  of  shares  of  Preferred  Stock  or

securities  which  by  their  terms  are  convertible   into   or

exchangeable for shares of Preferred Stock, (iv) stock  dividends or  (v)  issuance  of  rights, options or  warrants  referred  to hereinabove in this Section 11, hereafter made by the Company  to holders  of  its  Preferred Stock shall not be  taxable  to  such shareholders.

           (n)   Anything  in  this  Agreement  to  the  contrary

notwithstanding, in the event that the Company shall at any  time after  the  date of this Agreement and prior to the  Distribution

Date  (i) declare or pay a dividend on the outstanding shares  of

Common  Stock  payable in shares of Common Stock, (ii)  subdivide the  outstanding  Common Stock, (iii) combine or consolidate  the outstanding Common Stock into a smaller number of shares, or (iv)

issue  any  shares of its capital stock in a reclassification  of the  outstanding Common Stock, then in any such case, the  number of  Rights  associated  with  each share  of  Common  Stock  then outstanding, or issued or delivered thereafter but prior  to  the

Distribution Date, shall be proportionately adjusted so that  the number  of Rights thereafter associated with each share of Common

Stock following any such event shall equal the result obtained by multiplying  the number of Rights associated with each  share  of

Common  Stock  immediately prior to such event by a fraction  the numerator of which shall be the total number of shares of  Common

Stock  outstanding  immediately prior to the  occurrence  of  the event  and the denominator of which shall be the total number  of shares  of  Common  Stock outstanding immediately  following  the occurrence of such event.  The adjustments provided for  in  this

Section 11(n) shall be made successively
whenever  such  a  dividend  is  declared  or  paid  or  such   a

subdivision,  combination, consolidation or  reclassification  is effected.

           (o)   The  exercise of Rights under Section  11(a)(ii)

shall  only result in the loss of rights under Section  11(a)(ii)

to  the  extent so exercised and shall not otherwise  affect  the rights  represented  by the Rights under this  Rights  Agreement,

including the rights represented by Section 13.

      Section  12.    Certificate of Adjusted Purchase  Price  or

Number of Shares.  Whenever an adjustment is made as provided  in

Sections 11 and 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of  the  facts accounting for such adjustment, (b) promptly  file with  the  Rights  Agent  and with each transfer  agent  for  the

Preferred  Stock and the Common Stock a copy of such  certificate and  (c) mail a brief summary thereof to each holder of a  Rights

Certificate  in  accordance with Section 26 hereof.   The  Rights

Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

      Section 13.    Consolidation, Merger or Sale or Transfer of

Assets or Earning Power.

           (a)   In  the  event that, on or following  the  Stock

Acquisition   Date,  or,  if  a  Transaction  is  proposed,   the

Distribution Date, directly or indirectly, (x) the Company  shall consolidate  with, or merge with and into, any other Person,  (y)

any  Person shall consolidate with the Company or merge with  and into  the  Company  and the Company shall be  the  continuing  or surviving  corporation of such consolidation or  merger  and,  in connection with such merger, all or part of the shares of  Common

Stock  shall  be  changed into or exchanged for  stock  or  other securities  of any other Person or cash or any other property  or all  holders of shares of Common Stock are not treated  alike  or following the merger or consolidation the holders of Common Stock immediately  prior to the transaction do not  hold  in  the  same proportion  all of the Voting Power of the corporation  surviving the  transaction  or  (z)  the Company shall  sell,  mortgage  or otherwise transfer (or
one or more of its Subsidiaries shall sell, mortgage or otherwise

transfer),   in   one   transaction  or  a  series   of   related

transactions, assets or earning power aggregating more  than  50%

of   the  assets  or  earning  power  of  the  Company  and   its

Subsidiaries (taken as a whole) to any other Person then, and  in each  such  case,  proper provision shall be  made  so  that  (i)

following  the Distribution Date, each holder of a Right,  except as  provided  in Section 7(e) hereof, shall thereafter  have  the right  to receive, upon the exercise thereof at a price equal  to the then current Purchase Price, in accordance with the terms  of this  Agreement such number of shares of freely tradeable  Common

Stock  of the Principal Party (as hereinafter defined), free  and clear of liens, rights of call or first refusal, encumbrances  or other adverse claims, as shall be equal to the result obtained by

(x) multiplying the then current Purchase Price by the number  of one  one-thousandths of a share of Preferred Stock  for  which  a

Right is then exercisable and dividing that product by (y) 50% of the  then  current market price per share of the Common Stock  of such  Principal  Party  (determined  pursuant  to  Section  11(d)

hereof)  on  the date of consummation of such Section  13  Event,

(ii)  such  Principal Party shall thereafter be liable  for,  and shall  assume,  by  virtue  of such Section  13  Event,  all  the obligations and duties of the Company pursuant to this Agreement;

(iii)  the term "Company" shall thereafter be deemed to refer  to such  Principal  Party, it being specifically intended  that  the provisions  of  Section 11 hereof shall apply to  such  Principal

Party;  and  (iv)  such  Principal Party shall  take  such  steps

(including,  but not limited to, the reservation of a  sufficient number of shares of its Common Stock in accordance with Section 9

hereof)   in  connection  with  the  consummation  of  any   such

transaction  as  may be necessary to assure that  the  provisions hereof  shall  thereafter be applicable, as nearly as  reasonably may  be,  in  relation to its shares of Common  Stock  thereafter deliverable upon the exercise of the Rights.

          (b)  "Principal Party" shall mean

                (i)  in the case of any transaction described  in

clause  (x)  or (y) of the first sentence of this Section  13(a),

the Person that is the issuer of any securities into which shares of  Common  Stock of the Company are converted in such merger  or consolidation,  and  if no securities are so issued,  the  Person

that   is  the  other  party  to  such  merger  or  consolidation

(including,  if applicable, the Company, if it is  the  surviving corporation); and

                (ii) in the case of any transaction described  in

clause  (z)  of the first sentence of Section 13(a),  the  Person that is the party receiving the greatest portion of the assets or

earning  power  transferred  pursuant  to  such  transaction   or

transactions;  provided, however, that in any  of  the  foregoing cases, (1) if the Common Stock of such Person is not at such time and  has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such  Person is  a  direct  or  indirect Subsidiary or  Affiliate  of  another

Person,  "Principal Party" shall refer to such other Person;  (2)

in  case such Person is a Subsidiary, directly or indirectly,  or

Affiliate of more than one Person, the shares of Common Stock  of two  or more of which are and have been so registered, "Principal

Party" shall refer to whichever of such Persons is the issuer  of the  Common Stock having the greatest aggregate market value; and

(3)  in case such Person is owned, directly or indirectly,  by  a joint  venture formed by two or more Persons that are not  owned,

directly  or indirectly, by the same Person, the rules set  forth in  (1)  and  (2)  above shall apply to each  of  the  chains  of ownership  having an interest in such joint venture  as  if  such party  were a "Subsidiary" of both or all of such joint venturers and  the  Principal  Parties in each such chain  shall  bear  the obligations  set forth in this Section 13 in the  same  ratio  as their  direct or indirect interests in such Person  bear  to  the total of such interests.

            (c)   The  Company  shall  not  consummate  any  such

consolidation, merger, sale or transfer unless prior thereto  the

Company  and each Principal Party and each other Person  who  may become a Principal Party as a result of a Section 13 Event  shall have a
sufficient  number of its authorized shares of its  Common  Stock that have not been issued or reserved for issuance to permit  the exercise in full of the Rights in accordance with this Section 13 and  unless  prior thereto the Company and such  Principal  Party

shall  have  executed  and  delivered  to  the  Rights  Agent   a

supplemental  agreement  providing for the  terms  set  forth  in paragraphs  (a) and (b) of this Section 13 and further  providing that,  as  soon as practicable after the date of any  Section  13

Event, the Principal Party at its own expense shall:

                (i)   prepare  and file a registration  statement

under  the  Act  with  respect to the Rights and  the  securities purchasable  upon exercise of the Rights on an appropriate  form,

will use its best efforts to cause such registration statement to become  effective as soon as practicable after  such  filing  and will use its best efforts to cause such registration statement to remain  effective  (with a prospectus at all  times  meeting  the requirements of the Securities Act) until the Expiration Date;

                (ii)  use its best efforts to qualify or register

the  Rights and the securities purchasable upon exercise  of  the

Rights  under the blue sky laws of such jurisdictions as  may  be necessary or appropriate; and

                 (iii)      deliver  to  holders  of  the  Rights

historical financial statements for the Principal Party and  each of  its Affiliates which comply in all material respects with the requirements for registration on Form 10 under the Exchange Act.

The  provisions  of  this  Section 13 shall  similarly  apply  to successive mergers or consolidations or sales or other transfers.

The  rights  under this Section 13 shall be in  addition  to  the rights to exercise Rights and adjustments under Section 11(a)(ii)

and shall survive any exercise thereunder.

           (d)   The Company shall not consummate any Section  13

Event   which  shall  be  a  Transaction  unless  prior   thereto

certificates  evidencing  the Rights  have  been  distributed  in accordance with Section 3(a) to holders of shares of Common Stock twenty

Business Days prior to the date on which the Transaction  becomes effective or is consummated.

           (e)  Notwithstanding anything in this Agreement to the

contrary,  the  provisions  of  this  Section  13  shall  not  be applicable to a transaction described in clauses (x) and  (y)  of

Section  13(a)  if:  (i) such transaction is consummated  with  a

Person or Persons who acquired shares of Common Stock pursuant to a  Permitted  Offer  (or a wholly owned Subsidiary  of  any  such

Person  or  Persons); (ii) the price per share  of  Common  Stock offered in such transaction is not less than the price per Common

Share  paid  to  all  holders of Common Stock whose  shares  were purchased pursuant to such Permitted Offer; and (iii) the form of consideration offered in such transaction is the same as the form

of  consideration  paid pursuant to such Permitted  Offer.   Upon

consummation  of  any  such  transaction  contemplated  by   this

subsection (d), all Rights hereunder shall expire.

     Section 14.    Additional Covenants.

          (a)  After the Distribution Date, the Company covenants

and  agrees  that  it shall not (i) consolidate  with  any  other

Person  (other than a Subsidiary of the Company in a  transaction which does not violate Section 14(b) hereof); (ii) merge with  or into any other Person (other, than a Subsidiary of the Company in a  transaction which does not violate Section 14(b)  hereof);  or

(iii)  sell  or  transfer (or permit any Subsidiary  to  sell  or

transfer),   in   one  transaction,  or  a  series   of   related

transactions, assets or earning power aggregating more  than  50%

of   the  assets  or  earning  power  of  the  Company  and   its

Subsidiaries (taken as a whole), to any other Person  or  Persons

(other than the Company and/or any of its Subsidiaries in one  or more  transactions each of which does not violate  Section  14(b)

hereof),  if  (x)  at  the  time of  or  immediately  after  such consolidation, merger, sale or transfer there are any charter  or by-law  provisions  or any rights, warrants or other  instruments outstanding or agreements in effect or other actions taken, which would diminish or otherwise eliminate the benefits intended to be afforded by the Rights
or  (y)  prior to, simultaneously with or immediately after  such consolidation, merger or sale, the shareholders of the Person who constitutes,  or  would  constitute, the  "Principal  Party"  for purposes  of Section 13 hereof shall have received a distribution of  Rights  previously  owned  by  such  Person  or  any  of  its

Affiliates and Associates.  The Company shall not consummate  any such consolidation, merger, sale or transfer unless prior thereto the  Company  and  such  other Person  shall  have  executed  and delivered to the Rights Agent a supplemental agreement evidencing compliance with this subsection.

           (b)  The Company covenants and agrees that, after  the

Distribution Date, it will not, except as permitted by Section 24 or Section 28 hereof, take (or permit any Subsidiary to take) any action  the purpose of which is to, or if at the time such action is  taken  it is reasonably foreseeable that the effect  of  such action  is  to  materially  diminish or otherwise  eliminate  the benefits intended to be afforded by the Rights.

     Section 15.    Fractional Rights and Fractional Shares.

           (a)   The  Company  shall not  be  required  to  issue

fractions  of Rights, or to distribute Rights Certificates  which evidence  fractional Rights.  In lieu of such fractional  Rights,

there  shall  be  paid to the registered holders  of  the  Rights

Certificates  with regard to which such fractional  Rights  would otherwise  be  issuable,  an amount in cash  equal  to  the  same

fraction of the current market value of a whole Right.   For  the

purposes  of this Section 15(a), the current market  value  of  a whole  Right  shall be the closing price of the  Rights  for  the

Trading  Day  immediately  prior  to  the  date  on  which   such

fractional  Rights  would  have  been  otherwise  issuable.   The

closing  price of the Rights for any day shall be the  last  sale price, regular way, or, in case no such sale takes place on  such day,  the  average of the closing bid and asked  prices,  regular way,  in  either  case as reported in the principal  consolidated transaction reporting system with respect to securities listed or admitted  to trading on the New York Stock Exchange  or,  if  the

Rights  are  not listed or admitted to trading on  the  New  York

Stock   Exchange,  as  reported  in  the  principal  consolidated

transaction reporting system with respect to securities listed on the principal
national  securities exchange on which the Rights are  listed  or admitted  to trading or, if the Rights are not listed or admitted to  trading on any national securities exchange, the last  quoted price  or, if not so quoted, the average of the high bid and  low asked  prices  in  the over-the-counter market,  as  reported  by

NASDAQ  or such other system then in use or, if on any such  date the  Rights are not quoted by any such organization, the  average

of   the  closing  bid  and  asked  prices  as  furnished  by   a

professional market maker making a market in the Rights  selected by the Board of Directors of the Company.  If on any such date no such market maker is making a market in the Rights the fair value of  the  Rights on such date as determined in good faith  by  the

Board  of  Directors of the Company shall be used  and  shall  be binding on the Rights Agent.

           (b)   The  Company  shall not  be  required  to  issue

fractions  of  shares  of Preferred Stock (other  than  fractions which  are one one-thousandths or integral multiples of one  one-

thousandth  of a share of Preferred Stock) upon exercise  of  the

Rights  or  to distribute certificates which evidence  fractional shares of Preferred Stock (other than fractions which are one one-

thousandths  or  integral multiples of one  one-thousandth  of  a share  of  Preferred  Stock).  Fractions of shares  of  Preferred

Stock  in integral multiples of one one-thousandth of a share  of

Preferred Stock may, at the election of the Company, be evidenced by  depositary  receipts,  pursuant to an  appropriate  agreement between  the  Company and a depositary selected by  it,  provided that  such  agreement  shall provide that  the  holders  of  such depositary  receipts  shall have all the rights,  privileges  and preferences  to which they are entitled as beneficial  owners  of the  shares  of  Preferred Stock represented by  such  depositary

receipts.   In lieu of fractional shares of Preferred Stock  that

are  not  one one-thousandths or integral multiples of  one  one-

thousandth of a share of Preferred Stock, the Company may pay  to the  registered holders of Rights Certificates at the  time  such

Rights  are exercised as herein provided an amount in cash  equal to  the  same  fraction of the current market value of  one  one-

thousandth of a share of Preferred Stock.  For purposes  of  this

Section 15(b), the current market value of one one-thousandth  of

a
share  of  Preferred Stock shall be the closing price of one-one-

thousandth of a share of Preferred Stock (as determined  pursuant to  Section  11(d)(ii)  hereof) for the Trading  Day  immediately prior to the date of such exercise.

            (c)    Following  the  occurrence  of  one   of   the

transactions or events specified in Section 11 giving rise to the

right   to   receive  shares  of  Common  Stock,  capital   stock

equivalents (other than Preferred Stock) or other securities upon the  exercise  of a Right, the Company shall not be  required  to issue  fractions  of  shares or units of such  shares  of  Common

Stock,  capital  stock  equivalents  or  other  securities   upon

exercise  of  the  Rights  or  to distribute  certificates  which evidence fractions of such shares of Common Stock, capital  stock equivalents or other securities.  In lieu of fractional shares or units  of  such shares of Common Stock, capital stock equivalents or  other  securities,  the Company may  pay  to  the  registered holders  of  Rights  Certificates at the  time  such  Rights  are exercised as herein provided an amount in cash equal to the  same fraction of the current market value of a share or unit  of  such shares  of  Common  Stock,  capital stock  equivalents  or  other

securities.   For  purposes of this Section  15(c),  the  current

market  value  shall  be determined in the manner  set  forth  in

Section 11(d) hereof for the Trading Day immediately prior to the date  of  such exercise and, if such capital stock equivalent  is not  traded,  each such capital stock equivalent shall  have  the value of one one-thousandth of a share of Preferred Stock.

          (d)  Except as otherwise expressly provided herein, the

holder of a Right by the acceptance of the Right expressly waives the right to receive any fractional Right or any fractional share upon exercise of a Right.

      Section  16.    Rights of Action.  All rights of action  in

respect  of this Agreement, excepting the rights of action  given to  the  Rights Agent under Section 19 hereof, are vested in  the respective  registered holders of the Rights  Certificates  (and,

prior  to  the Distribution Date, the registered holders  of  the

Common   Stock);  and  any  registered  holder  of   any   Rights

Certificate (or, prior to the Distribution Date, of the Common

Stock), without the consent of the Rights Agent or of the  holder of  any  other  Rights Certificate (or, prior to the Distribution

Date,  of the Common Stock), may, in his own behalf and  for  his own  benefit, enforce, and may institute and maintain  any  suit,

action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced  by such  Rights  Certificate in the manner provided in  such  Rights

Certificate   and  in  this  Agreement.   Without  limiting   the

foregoing or any remedies available to the holders of Rights,  it is specifically acknowledged that the holders of Rights would not have  an  adequate remedy at law for any breach of this Agreement and  shall be entitled to specific performance of the obligations hereunder  and  injunctive relief against  actual  or  threatened violations of the obligations hereunder of any Person subject  to this  Agreement.  Holders of Rights shall be entitled to  recover the  reasonable  costs and expenses, including  attorneys'  fees,

incurred  by  them  in  any  bona  fide  action  to  enforce  the provisions  of  this Agreement provided such Holders  prevail  in such action either by judicial determination or settlement.

     Section 17.    Agreement of Rights Holders.  Every holder of

a  Right  by  accepting the same consents  and  agrees  with  the

Company  and  the Rights Agent and with every other holder  of  a

Right that:

          (a)  prior to the Distribution Date, the Rights will be

transferable  only  in  connection with the  transfer  of  Common

Stock;

            (b)    after   the  Distribution  Date,  the   Rights

Certificates are transferable only on the registry books  of  the

Rights Agent if surrendered at the principal office of the Rights

Agent,  duly  endorsed or accompanied by a proper  instrument  of transfer and with the appropriate form fully executed;

           (c)  subject to Section 6 and Section 7(f) hereof, the

Company  and  the Rights Agent may deem and treat the  person  in whose  name the Rights Certificate (or, prior to the Distribution

Date,  the associated Common Stock certificate) is registered  as the  absolute  owner thereof and of the Rights evidenced  thereby

(notwithstanding any
notations  of ownership or writing on the Rights Certificates  or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither  the  Company nor the Rights Agent, subject to  the  last sentence of Section 7(e) hereof, shall be affected by any  notice to the contrary; and

           (d)  notwithstanding anything in this Agreement to the

contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or a beneficial interest in  a

Right or other Person as a result of its inability to perform any of  its  obligations  under  this  Agreement  by  reason  of  any preliminary  or permanent injunction or other order,  decree,  or ruling  issued  by  a  court of competent jurisdiction  or  by  a governmental, regulatory or administrative agency or  commission,

or  any  statute, rule, regulation or executive order promulgated

or   enacted  by  any  governmental  authority,  prohibiting   or

otherwise restraining performance of such obligation.

      Section  18.     Rights  Certificate Holder  Not  Deemed  a

Stockholder.  No holder, as such, of any Rights Certificate shall be  entitled  to  vote, receive dividends or be  deemed  for  any purpose the holder of the shares of Preferred Stock, Common Stock or  any other securities of the Company which may at any time  be issuable  on the exercise of the Rights represented thereby,  nor shall  anything contained herein or in any Rights Certificate  be construed to confer upon the holder of any Rights Certificate, as such,  any of the rights of a shareholder of the Company  or  any right  to  vote for the election of directors or upon any  matter submitted to shareholders at any meeting thereof, or to  give  or withhold consent to any corporate action, or to receive notice of meetings  or  other  actions affecting  shareholders  (except  as provided in Section 25 hereof), or to receive dividends or  other distributions  or  to  exercise any  preemptive  or  subscription rights, or otherwise, until the Right or Rights evidenced by such

Rights  Certificate shall have been exercised in accordance  with the provisions hereof.

      Section  19.    Concerning the Rights Agent.   The  Company

agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder as agreed, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and  other disbursements  incurred in the administration  and  execution  of this  Agreement and the exercise and performance  of  its  duties hereunder.  The Company also agrees to indemnify the Rights Agent for,  and  to  hold it harmless against, any loss, liability,  or expense, incurred without gross negligence, bad faith or  willful misconduct on the part of the Rights Agent, for anything done  or omitted by the Rights Agent in connection with the acceptance and

administration  of  this  Agreement,  including  the  costs   and

expenses  of  defending against any claim  of  liability  arising therefrom, directly or indirectly.

      The  Rights  Agent shall be protected and  shall  incur  no liability  for  or  in respect of any action taken,  suffered  or omitted  by  it  in  connection with its administration  of  this

Agreement  in reliance upon any Rights Certificate or certificate for  Common  Stock  or  for  other  securities  of  the  Company,

instrument   of  assignment  or  transfer,  power  of   attorney,

endorsement,  affidavit,  letter,  notice,  direction,   consent,

certificate, statement, or other paper or document believed by it to  be  genuine and to be signed, executed and, where  necessary,

verified  or  acknowledged, by the proper Person or  Persons  set forth in Section 21.

                              Section                         20.

Merger  or Consolidation or Change of Name of Rights Agent.   Any

corporation  into which the Rights Agent or any successor  Rights

Agent may be merged or with which it may be consolidated, or  any corporation resulting from any merger or consolidation  to  which the  Rights Agent or any successor Rights Agent shall be a party,

or  any  corporation succeeding to the stock transfer or  all  or substantially all of the corporate trust business of  the  Rights

Agent  or  any successor Rights Agent, shall be the successor  to the  Rights  Agent under this Agreement without the execution  or filing of any paper or any further act on the part of any of  the parties  hereto, provided that such corporation would be eligible for  appointment as a successor Rights Agent under the provisions of  Section 22 hereof.  In case at the time such successor Rights

Agent shall
succeed  to  the  agency created by this Agreement,  any  of  the

Rights  Certificates  shall  have  been  countersigned  but   not

delivered,  any  such  successor  Rights  Agent  may  adopt   the

countersignature of the predecessor Rights Agent and deliver such

Rights  Certificates so countersigned; and in case at  that  time any of the Rights Certificates shall not have been countersigned,

any   successor   Rights  Agent  may  countersign   such   Rights

Certificates either in the name of the predecessor or in the name of  the successor Rights Agent; and in all such cases such Rights

Certificates  shall have the full force provided  in  the  Rights

Certificates and in this Agreement.

      In  case at any time the name of the Rights Agent shall  be changed  and  at  such time any of the Rights Certificates  shall have  been countersigned but not delivered, the Rights Agent  may adopt  the  countersignature under its  prior  name  and  deliver

Rights  Certificates so countersigned; and in case at  that  time any of the Rights Certificates shall not have been countersigned,

the  Rights Agent may countersign such Rights Certificates either in  its prior name or in its changed name; and in all such  cases such  Rights  Certificates shall have the full force provided  in the Rights Certificates and in this Agreement.

      Section  21.     Duties of Rights Agent.  The Rights  Agent

undertakes  the duties and obligations imposed by this  Agreement upon  the  following terms and conditions, by all  of  which  the

Company  and  the  holders  of  Rights  Certificates,  by   their

acceptance thereof, shall be bound:

           (a)   The Rights Agent may consult with legal  counsel

selected  by  it (who may be legal counsel for the Company),  and

the   opinion  of  such  counsel  shall  be  full  and   complete

authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with  such opinion.

           (b)   Whenever in the performance of its duties  under

this  Agreement  the  Rights Agent shall  deem  it  necessary  or desirable that any fact or matter (including, without limitation,

the identity of an Acquiring Person) be proved or established  by the  Company  prior to taking or suffering any action  hereunder,

such fact or matter (unless
other   evidence  in  respect  thereof  be  herein   specifically

prescribed)  may  be  deemed  to  be  conclusively   proved   and

established by a certificate signed by any one of the Chairman of the  Board,  any  Vice Chairman of the Board, its President,  the

Chief  Executive Officer, any Vice President, the Treasurer,  any

Assistant Treasurer, the Secretary or any Assistant Secretary  of

the   Company  and  delivered  to  the  Rights  Agent;  and  such certificate shall be full authorization to the Rights  Agent  for any  action  taken  or suffered in good faith  by  it  under  the provisions of this Agreement in reliance upon such certificate.

           (c)   The Rights Agent shall be liable hereunder  only

for its own gross negligence, bad faith or willful misconduct.

           (d)   The Rights Agent shall not be liable for  or  by

reason of any of the statements of fact or recitals contained  in this  Agreement or in the Rights Certificates (except as  to  the fact  that  it has countersigned the Rights Certificates)  or  be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

            (e)   The  Rights  Agent  shall  not  be  under   any

responsibility  in respect of the validity of this  Agreement  or the  execution  and  delivery hereof (except  the  due  execution hereof  by  the  Rights Agent) or in respect of the  validity  or execution  of any Rights Certificate (except its countersignature thereof);  nor  shall it be responsible for  any  breach  by  the

Company  of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change  in the exercisability of the Rights (including the Rights becoming  void pursuant to Section 7(e) hereof or any  adjustment required  under  the provisions of Section 11  or  13  hereof  or responsible  for  the  manner,  method  or  amount  of  any  such adjustment  or  the ascertaining of the existence of  facts  that would  require  any such adjustment (except with respect  to  the exercise of Rights evidenced by Rights Certificates after  actual notice  of any such adjustment); nor shall it be responsible  for any determination by the Board of Directors of the Company of the

current  market value of the Rights or Preferred Stock or  Common

Stock pursuant to
the  provisions of Section 15 hereof; nor shall  it  by  any  act hereunder be deemed to make any representation or warranty as  to the  authorization  or  reservation of any  shares  of  Preferred

Stock,  shares of Common Stock or other securities to  be  issued pursuant  to this Agreement or any Rights Certificate  or  as  to whether any shares of Preferred Stock, shares of Common Stock  or other  securities  will, when issued, be validly  authorized  and issued, fully paid and nonassessable.

           (f)  The Company agrees that it will perform, execute,

acknowledge  and  deliver  or cause to  be  performed,  executed,

acknowledged  and  delivered all such  further  and  other  acts,

instruments and assurances as may reasonably be required  by  the

Rights  Agent  for the carrying out or performing by  the  Rights

Agent of the provisions of this Agreement.

          (g)  The Rights Agent is hereby authorized and directed

to  accept  instructions with respect to the performance  of  its duties  hereunder  and  certificates delivered  pursuant  to  any provision  hereof from any one of the Chairman of the Board,  any

Vice  Chairman  of  the Board, the Chief Executive  Officer,  the

President,  any  Vice  President, the  Secretary,  any  Assistant

Secretary,  the  Treasurer  or any  Assistant  Treasurer  of  the

Company,  and is authorized to apply to such officers for  advice or  instructions in connection with its duties, and it shall  not be  liable for any action taken or suffered to be taken by it  in good faith in accordance with instructions of any such officer.

           (h)   The  Rights Agent and any shareholder, director,

officer or employee of the Rights Agent may buy, sell or deal  in any  of  the Rights or other securities of the Company or  become pecuniarily  interested in any transaction in which  the  Company may  be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights

Agent  under  this Agreement.  Nothing herein shall preclude  the

Rights Agent from acting in any other capacity for the Company or for any other legal entity.

           (i)  The Rights Agent may execute and exercise any  of

the  rights  or  powers hereby vested in it or perform  any  duty hereunder either itself or by or through its attorneys or agents,

and  the Rights Agent shall not be answerable or accountable  for any  act,  omission, default, neglect or misconduct of  any  such attorneys  or  agents or for any loss to the Company  or  to  the holders  of  the  Rights resulting from any such  act,  omission,

default,  neglect  or  misconduct, provided reasonable  care  was exercised in the selection and continued employment thereof.

           (j)  No provision of this Agreement shall require  the

Rights  Agent to expend or risk its own funds or otherwise  incur any  financial liability in the performance of any of its  duties hereunder  or  in the exercise of its rights hereunder  if  there shall be reasonable grounds for believing that repayment of  such funds  or adequate indemnification against such risk or liability is not reasonably assured to it.

           (k)   If,  with  respect  to  any  Rights  Certificate

surrendered  to  the Rights Agent for exercise or  transfer,  the certificate  attached  to  the form  of  assignment  or  form  of election  to  purchase, as the case may be, has either  not  been completed or indicates an affirmative response to clause 1 and/or

2  thereof,  the  Rights Agent shall not take any further  action with respect to such requested exercise of transfer without first consulting with the Company.

      Section 22.    Change of Rights Agent.  The Rights Agent or

any  successor Rights Agent may resign and be discharged from its duties  under  this  Agreement upon 30 days'  notice  in  writing mailed  to  the Company and to each transfer agent of the  Common

Stock and Preferred Stock by registered or certified mail, and to the  holders of the Rights Certificates by first-class mail.  The

Company may remove the Rights Agent or any successor Rights Agent upon  30  days' notice in writing, mailed to the Rights Agent  or successor Rights Agent, as the case may be, and to each  transfer agent  of  the Common Stock and Preferred Stock by registered  or certified mail, and to the holders of the Rights Certificates  by first-class mail.  If the Rights Agent shall resign or be removed or shall
otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such  appointment within a period of 30 days after giving  notice of  such removal or after it has been notified in writing of such resignation  or  incapacity  by the  resigning  or  incapacitated

Rights Agent or by the holder of a Rights Certificate (who shall,

with such notice, submit his Rights Certificate for inspection by

the   Company),  then  the  registered  holder  of   any   Rights

Certificate may apply to any court of competent jurisdiction  for the  appointment  of  a new Rights Agent.  Any  successor  Rights

Agent, whether appointed by the Company or by such a court, shall be  (a) a corporation organized and doing business under the laws of  the  United States or of any state of the United  States,  so long  as such corporation complies with the applicable rules  and requirements  of the New York Stock Exchange, as such  rules  and requirements  may be amended or modified from time  to  time,  is

authorized  under  such  laws  to  exercise  stock  transfer   or

corporate   trust  powers  and  is  subject  to  supervision   or

examination by federal or state authority and which  has  at  the time  of  its appointment as Rights Agent a combined capital  and surplus of at least $50,000,000 (or such lower number as approved by  the Board) or (b) an affiliate of a corporation described  in clause  (a)  of this sentence.  After appointment, the  successor

Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights

Agent  without  further act or deed; but the  predecessor  Rights

Agent  shall  deliver and transfer to the successor Rights  Agent any  property at the time held by it hereunder, and  execute  and deliver  any further assurance, conveyance, act or deed necessary for  the purpose.  Not later than the effective date of any  such appointment,  the  Company shall file notice thereof  in  writing with the predecessor Rights Agent and each transfer agent of  the

Common  Stock and Preferred Stock, and mail a notice  thereof  in writing  to  the  registered holders of the Rights  Certificates.

Failure  to  give  any notice provided for in  this  Section  22,

however, or any defect therein, shall not affect the legality  or validity of the
resignation or removal of the Rights Agent or the appointment  of the successor Rights Agent, as the case may be.

       Section   23.     Issuance  of  New  Rights  Certificates.

Notwithstanding any of the provisions of this Agreement or of the

Rights to the contrary, the Company may, at its option, issue new

Rights  Certificates evidencing Rights in such  form  as  may  be approved  by its Board of Directors to reflect any adjustment  or change  in the Purchase Price and the number or kind or class  of shares  or  other  securities or property purchasable  under  the

Rights  Certificates made in accordance with  the  provisions  of this Agreement.

      In  addition, in connection with the issuance  or  sale  of shares of Common Stock following the Distribution Date and  prior to  the  Expiration Date, the Company (a) shall with  respect  to shares of Common Stock so issued or sold pursuant to the exercise of  stock  options or under any employee plan or arrangement,  or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company, and (b) may, in any other case,

if  deemed necessary or appropriate by the Board of Directors  of

the   Company,   issue   Right  Certificates   representing   the

appropriate number of Rights in connection with such issuance  or sale;  provided,  however,  that (i) the  Company  shall  not  be obligated  to issue any such Right Certificates if,  and  to  the extent  that, the Company shall be advised by counsel  that  such issuance would create a significant risk of material adverse  tax consequences  to  the Company or the Person to  whom  such  Right

Certificate would be issued, and (ii) no Right Certificate  shall be  issued  if,  and  to the extent that, appropriate  adjustment shall otherwise have been made in lieu of the issuance thereof.

     Section 24.    Redemption and Termination.

           (a)   (i)  Subject to Section 24(a)(iii) the Board  of

Directors of the Company may, at its option, at any time prior to the  earlier of (x) the Stock Acquisition Date or (y) 5:00  P.M.,

E.S.T.,  on  the Final Expiration Date, redeem all but  not  less than all of the then outstanding Rights at a redemption price  of

$.01  per Right, as such amount may be appropriately adjusted  to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price  being hereinafter referred to as the "Redemption  Price").

The  Company may, at its option, pay the Redemption Price  either in  shares  of Common Stock (based on the "current market  price"

per  share, as defined in Section 11(d)(i) hereof, of the  shares of Common Stock at the time of redemption) or cash; provided that if  the  Company elects to pay the Redemption Price in shares  of

Common  Stock,  the Company shall not be required  to  issue  any fractional  shares of Common Stock and the number  of  shares  of

Common  Stock issuable to each holder of Rights shall be  rounded down to the next whole share.

                (ii)  In addition, subject to Section 24(a)(iii),

the  Board of Directors of the Company may, at its option, at any time  following the Stock Acquisition Date and the expiration  of the  period during which the rights of holders of Rights pursuant to  Section 11(a)(ii) hereof may be exercised as a result of  the occurrence  of  such  Stock Acquisition Date  but  prior  to  any

Section  13  Event redeem all but not less than all of  the  then outstanding Rights at the Redemption Price in connection with any such event in which all holders of Common Stock are treated alike and not involving an Acquiring Person or a Transaction Person  or an Affiliate or Associate of an Acquiring Person or any Person in

which  the  Acquiring Person or an Affiliate or Associate  of  an

Acquiring  Person  has an interest, or any  other  Person  acting directly  or indirectly on behalf of or in concert with any  such

Acquiring  Person, Associate or Affiliate (other than involvement by an Acquiring Person, Affiliate, Associate or such other Person solely  as  a  holder of shares of Common Stock (of the  Company)

being  treated  like  all other such holders)  or  following  the occurrence  of an event set forth in, and the expiration  of  any period  during which the holder of Rights may exercise the rights under,  Section  11(a)(ii) if and for as long  as  the  Acquiring

Person  is  not  thereafter the Beneficial  Owner  of  securities representing  ten  percent or more of the  voting  power  of  all securities  of  the Company generally entitled to  vote  for  the election of directors of the Company.

               (iii)     Notwithstanding anything to the contrary

in  this Agreement, including, without limitation, the provisions of Section 24(a)(i) and (ii), in the event that a majority of the

Board  of  Directors of the Company is comprised of  (i)  persons elected  at  a meeting or by written consent of stockholders  who

were   not  nominated  by  the  Board  of  Directors  in   office

immediately  prior to such meeting or action by written  consent,

and/or  (ii) successors of such persons elected to the  Board  of

Directors  for  the purpose of either facilitating a  Transaction with a Transaction Person or circumventing directly or indirectly the  provisions of this Section 24(a)(iii), then (I)  the  Rights may  not  be  redeemed  for a period of 365  days  following  the effectiveness  of such election if such redemption is  reasonably

likely   to  have  the  purpose  or  effect  of  facilitating   a

Transaction with a Transaction Person and (II) the Rights may not be  redeemed following such 365 day period if (x) such redemption is  reasonably  likely  to  have the purpose  of  facilitating  a

Transaction with a Transaction Person and (y) during such 365 day period,  the  Company enters into any agreement,  arrangement  or understanding  with  any Transaction Person which  is  reasonably

likely   to  have  the  purpose  or  effect  of  facilitating   a

Transaction with any Transaction Person.

          (b)  Immediately upon the date for redemption set forth

(or determined in the manner specified in) in a resolution of the

Board of Directors of the Company ordering the redemption of  the

Rights,  evidence of which shall have been filed with the  Rights

Agent and without any further action and without any notice,  the right to exercise

the  Rights will terminate and the only right thereafter  of  the holders  of  Rights  shall be to receive  the  Redemption  Price.

Within  ten  days  after  the action of the  Board  of  Directors ordering  any  such redemption of the Rights, the  Company  shall give  notice  of  such  redemption to the Rights  Agent  and  the holders of the then outstanding Rights by mailing such notice  to the  Rights Agent and to all such holders at their last addresses as  they  appear upon the registry books of the Rights Agent  or,

prior  to  the  Distribution Date, on the registry books  of  the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given,

whether or not the holder receives the notice.  Each such  notice of  redemption will state the method by which the payment of  the

Redemption  Price will be made.  Neither the Company nor  any  of its  Affiliates or Associates may redeem, acquire or purchase for value  any  Rights  at  any time in any manner  other  than  that specifically  set  forth in this Section 24  and  other  than  in connection  with  the  purchase of  Common  Stock  prior  to  the

Distribution Date.

           (c)  The Company may, at its option, discharge all  of

its obligations with respect to the Rights by (i) issuing a press release  announcing the manner of redemption  of  the  Rights  in accordance  with this Agreement and (ii) mailing payment  of  the

Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights

Agent  or, prior to the Distribution Date, on the registry  books of  the transfer agent of the Common Stock, and upon such action,

all  outstanding  Rights  Certificates shall  be  null  and  void without any further action by the Company.

     Section 25.    Exchange.

           (a)   Subject to Section 25(e), the Board of Directors

of  the  Company may, at its option, at any time after any Person becomes  an  Acquiring Person, exchange all or part of  the  then outstanding  and  exercisable Rights  (which  shall  not  include

Rights  that  have  become void pursuant  to  the  provisions  of

Section  7(e)  and  11(a)(ii) hereof) for  Common  Stock  of  the

Company  at  an  exchange ratio of one Common  Stock  per  Right,

appropriately  adjusted  to  reflect  any  stock   split,   stock

dividend,   recapitalization  or  similar  transaction  involving

either  the  Common Stock or the Preferred Stock occurring  after the  date  hereof (such exchange ratio being hereinafter referred to  as the "Exchange Ratio").  Notwithstanding the foregoing, the

Board of Directors shall not be empowered to effect such exchange at  any  time  after  any  Person (other than  the  Company,  any

Subsidiary  of  the  Company, any employee benefit  plan  of  the

Company  or any such Subsidiary, any entity holding Common  Stock for or pursuant to the terms of any such plan or any trustee, administrator or fiduciary of such a plan), together with all

Affiliates  and Associates of such Person, becomes the Beneficial

Owner of 50% or more of the Common Stock then outstanding.

           (b)   Immediately  upon the action  of  the  Board  of

Directors  of  the Company ordering the exchange  of  any  Rights pursuant  to Section 25(a) hereof and without any further  action and  without any notice, the right to exercise such rights  shall terminate  and  the only right thereafter of  a  holder  of  such

Rights shall be to receive that number of shares of Common  Stock equal to the number of such rights held by such holder multiplied by  the  Exchange Ratio.  The Company shall promptly give  public notice  of any such exchange; provided, however, that the failure to  give,  or  any defect in, such notice shall  not  affect  the validity  of  such exchange.  The Company promptly shall  mail  a notice  of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of

the  Rights  Agent.   Any notice which is mailed  in  the  manner

herein  provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights  will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected  pro  rata  based on the number of  Rights  (other  than

Rights  which  have  become void pursuant to  the  provisions  of

Sections 7(e) and 11(a)(ii) hereof) held by each holder

of Rights.

           (c)  In any exchange pursuant to this Section 25,  the

Company,  at  its  option,  may substitute  Preferred  Stock  (or equivalent  preferred shares, as such term is defined in  Section

11(b)  hereof)  for some or all of the Common Stock  exchangeable for  Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or equivalent preferred share) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered  in lieu of each share of Common Stock shall  have  the same voting rights as one share of Common Stock.

           (d)   The  Board  shall  not  authorize  any  exchange

transaction  referred to in Section 25(a) hereof  unless  at  the time such exchange is authorized there shall be sufficient Common

Stock  and/or  Preferred  Stock issued but  not  outstanding,  or authorized  but  unissued, to permit the exchange  of  Rights  as contemplated in accordance with this Section 25.

           (e)   The Board of Directors may only exchange  Rights

pursuant   to  Section  25(a)  hereof  if  a  majority   of   the

Disinterested Directors authorizes such exchange.

     Section 26.    Notice of Certain Events.

           (a)  In case the Company shall propose (i) to pay  any

dividend  payable  in  stock  of any  class  to  the  holders  of

Preferred Stock or to make any other distribution to the  holders of  Preferred Stock (other than a regular quarterly cash dividend out  of earnings or retained earnings of the Company) or (ii)  to offer  to  the holders of Preferred Stock rights or  warrants  to subscribe  for or to purchase any additional shares of  Preferred

Stock  or  shares of stock of any class or any other  securities,

rights or options, or (iii) to effect any reclassification of its

Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect  any consolidation or merger into or with any other Person

(other  than  a Subsidiary of the Company in a transaction  which does not violate Section 14(b) hereof), or to effect any sale  or other  transfer (or to permit one or more of its Subsidiaries  to effect  any sale or other transfer), in one or more transactions,

of  50% or more of the assets or earning power of the Company and its  Subsidiaries  (taken as a whole) to,  any  other  Person  or

Persons (other than the Company and/or any of its Subsidiaries in one  or  more transactions each of which does not violate Section

14(b)  hereof), or (v) to effect the liquidation, dissolution  or winding  up of the Company, then, in each such case, the  Company shall
give  to each holder of a Rights Certificate, in accordance  with

Section  27  hereof,  a notice of such proposed  action,  to  the extent feasible, and file a certificate with the Rights Agent  to that effect, which shall specify the record date for the purposes of  such  stock dividend, distribution of rights or warrants,  or the  date on which such reclassification, consolidation,  merger,

sale,  transfer, liquidation, dissolution, or winding  up  is  to take  place and the date of participation therein by the  holders of  the  shares  of Preferred Stock, if any such date  is  to  be fixed,  and  such  notice shall be so given in the  case  of  any action covered by clause (i) or (ii) above at least 20 days prior to  the  record  date for determining holders of  the  shares  of

Preferred Stock for purposes of such action, and in the  case  of any  such other action, at least 20 days prior to the date of the taking  of  such  proposed action or the  date  of  participation therein by the holders of the shares of Preferred Stock whichever shall be the earlier.

          (b)  In case of a Section 11(a)(ii) Event, then (i) the

Company  shall  as soon as practicable thereafter  give  to  each holder  of  a Rights Certificate, in accordance with  Section  27 hereof,  a  notice of the occurrence of such event, which  notice shall  specify  the event and the consequences of  the  event  to holders  of  Rights under Section 11(a)(ii) hereof and  (ii)  all references  in  the  preceding Section 26(a) to  Preferred  Stock shall  be  deemed  thereafter to refer also, if  appropriate,  to

Common  Stock  and/or, if appropriate, other  securities  of  the

Company.

      Section  27.    Notices.  Notices or demands authorized  by

this Agreement to be given or made by the Rights Agent or by  the holder  of any Rights Certificate to or on the Company  shall  be sufficiently  given or made if sent by first-class mail,  postage prepaid,  addressed (until another address is  filed  in  writing with the Rights Agent) as follows:

               National Service Industries, Inc.
               1420 Peachtree Street, N.E.
               Atlanta, Georgia  30309
               Facsimile: 404/853-1015
               Attention:  Secretary


Subject  to  the provisions of Section 22, any notice  or  demand authorized  by this Agreement to be given or made by the  Company or  by  the holder of any Rights Certificate to or on the  Rights

Agent  shall be sufficiently given or made if sent by first-class mail,  postage prepaid, addressed (until another address is filed in writing with the Company) as follows:



               Wachovia Bank, N.A.
               301 N. Church Street -- Shareholder Services
Dept., Second Floor
               Winston-Salem, North Carolina  27101
               Facsimile:  910/770-4832
               Attention: Shareholder Services Manager


Notices  or demands authorized by this Agreement to be  given  or made  by  the  Company or the Rights Agent to the holder  of  any

Rights Certificate or, if prior to the Distribution Date, to  the

holder  of  certificates  representing  Common  Stock  shall   be

sufficiently  given or made if sent by first-class mail,  postage prepaid,  addressed to such holder at the address of such  holder as shown on the registry books of the Company.

      Section  28.    Supplements and Amendments.  Prior  to  the

Distribution Date, the Company and the Rights Agent shall, if the

Company  so  directs, supplement or amend any provision  of  this

Agreement  without  the approval of any holders  of  certificates representing Common Stock.  From and after the Distribution Date,

the  Company  and  the Rights Agent, shall,  if  the  Company  so directs,  supplement or amend this Agreement without the approval of  any  holders of Rights Certificates in order (i) to cure  any ambiguity, (ii) to correct or supplement any provision  contained herein which may be
defective or inconsistent with any other provisions herein, (iii)

to  shorten  or  lengthen any time period hereunder  or  (iv)  to change or supplement the provisions hereunder in any manner which the  Company may deem necessary or desirable and which shall  not

adversely   affect  the  interests  of  the  holders   of   Right

Certificates  (other than an Acquiring Person or an Affiliate  or

Associate  of an Acquiring Person); provided, however, that  this

Agreement  may  not  be  supplemented  or  amended  to  lengthen,

pursuant  to  clause (iii) of this sentence, (A)  a  time  period relating to when the Rights may be redeemed at such time  as  the

Rights  are  not  then redeemable, or (B) any other  time  period unless  such  lengthening  is  for  the  purpose  of  protecting,

enhancing  or  clarifying the rights of, and/or the benefits  to,

the  holders of Rights.  Upon the delivery of a certificate  from an  appropriate  officer of the Company  which  states  that  the proposed supplement or amendment is in compliance with the  terms

of   this  Section  28,  the  Rights  Agent  shall  execute  such

supplement   or  amendment  provided  that  such  supplement   or

amendment does not adversely affect the rights or obligations  of the Rights Agent under Sections 19 or 21 under this Agreement and such  amendment  or supplement shall be effective  regardless  of

whether  or  when  executed by the Rights Agent.   Prior  to  the

Distribution  Date, the interests of the holders of Rights  shall be  deemed coincident with the interests of the holders of Common

Stock.    Notwithstanding  anything  contained  in  this   Rights

Agreement  to the contrary, in the event that a majority  of  the

Board  of  Directors of the Company is comprised of  (i)  persons elected  at  a meeting or by written consent of stockholders  who

were   not  nominated  by  the  Board  of  Directors  in   office

immediately prior to such meeting or written consent, and/or (ii)

successors of such persons elected to the Board of Directors  for

the   purpose  of  either  facilitating  a  Transaction  with   a

Transaction  Person or circumventing directly or  indirectly  the provisions of this Section 28, then (I) for a period of 365  days following the effectiveness of such action, this Rights Agreement shall  not  be  amended or supplemented in any manner  reasonably

likely   to  have  the  purpose  or  effect  of  facilitating   a

Transaction with a Transaction Person and

(II) no amendments or supplements may be made following such 365-

day  period  if  (x) such amendment or supplement  is  reasonably likely  to have the purpose of facilitating a Transaction with  a

Transaction  Person  and  (y) during  such  365-day  period,  the

Company  enters into any agreement, arrangement or  understanding with  any Transaction Person which is reasonably likely  to  have the  purpose  or  effect of facilitating a Transaction  with  any

Transaction Person .

      Section  29.    Determination and Actions by the  Board  of

Directors,  etc.   For  all  purposes  of  this  Agreement,   any

calculation  of the number of shares of Common Stock  outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common  Stock or  any  other  securities of which any Person is the  Beneficial

Owner, shall be made in accordance with the last sentence of Rule

13d-3(d)(1)(i)  of  the General Rules and Regulations  under  the

Exchange  Act  as in effect on the date of this  Agreement.   The

Board  of Directors of the Company shall have the exclusive power and  authority to administer this Agreement and to  exercise  all rights  and  powers  specifically granted to the  Board,  or  the

Company,   or   as   may  be  necessary  or  advisable   in   the

administration of this Agreement, including, without  limitation,

the  right  and  power to (i) interpret the  provisions  of  this

Agreement,  and (ii) make all determinations deemed necessary  or advisable  for  the administration of this Agreement  (including,

without  limitation, a determination to redeem or not redeem  the

Rights   or   to   amend  the  Agreement).   All  such   actions,

calculations, interpretations and determinations (including,  for purposes of clause (y) below, all omissions with respect  to  the foregoing)  which are done or made by the Board  in  good  faith,

shall  (x)  be final, conclusive and binding on the Company,  the

Rights  Agent,  the  holders of the Rights Certificates  and  all other parties, and (y) not subject the Board to any liability  to the holders of the Rights Certificates.

     Section 30.    Successors.  All the covenants and provisions

of  this  Agreement by or for the benefit of the Company  or  the

Rights  Agent  shall  bind  and inure to  the  benefit  of  their respective successors and assigns hereunder.

      Section 31.    Benefits of this Agreement.  Nothing in this

Agreement shall be construed to give to any person or corporation other  than  the  Company, the Rights Agent  and  the  registered

holders   of   the  Rights  Certificates  (and,  prior   to   the

Distribution  Date,  the  Common Stock) any  legal  or  equitable right,  remedy or claim under this Agreement; but this  Agreement shall  be for the sole and exclusive benefit of the Company,  the

Rights   Agent   and  the  registered  holders  of   the   Rights

Certificates  (and, prior to the Distribution  Date,  the  Common

Stock).

      Section  32.     Severability.   If  any  term,  provision,

covenant  or restriction of this Agreement is held by a court  of competent jurisdiction or other authority to be invalid, void  or unenforceable, the remainder of the terms, provisions,  covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      Section  33.    Governing Law.  This Agreement, each  Right

and  each Rights Certificate issued hereunder shall be deemed  to be  a  contract made under the laws of the State of Delaware  and for all purposes shall be governed by and construed in accordance with  the laws of such State applicable to contracts to  be  made and to be performed entirely within such State.

     Section 34.    Counterparts.  This Agreement may be executed

in any number of counterparts and each of such counterparts shall for  all  purposes  be  deemed to be an original,  and  all  such counterparts  shall  together constitute but  one  and  the  same instrument.

      Section  35.    Descriptive Headings.  Descriptive headings

of  the  several  Sections  of this Agreement  are  inserted  for convenience only and shall not control or affect the  meaning  or construction of any of the provisions hereof.

      IN  WITNESS  WHEREOF, the parties hereto have  caused  this

Agreement  to  be  duly  executed and their respective  corporate seals to be hereunto affixed and attested, all as of the day  and year first above written.




Attest:                            NATIONAL SERVICE INDUSTRIES,INC.

[Seal]


                              By:
Name:                                   Name:
Title:                                  Title:


Attest:                            WACHOVIA BANK, N.A.

[Seal]


                              By:
Name:                                   Name:
Title:                                  Title:

                                                        Exhibit A

                       AMENDED CERTIFICATE
             OF DESIGNATION, PREFERENCES AND RIGHTS
            OF SERIES A PARTICIPATING PREFERRED STOCK

                               of

                NATIONAL SERVICE INDUSTRIES, INC.

     Pursuant to Section 151 of the General Corporation Law
                    of the State of Delaware

     National Service Industries, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

     That (i) pursuant to the authority conferred upon the Board of Directors by the Restated Certificate of Incorporation, the Board of Directors on May 9, 1988, adopted a resolution creating a series of 500,000 shares of No Par Value Preferred Stock designated as Series A Participating Preferred Stock, (ii) the Corporation filed a Certificate of Designation, Preferences and Rights of Series A Participating Preferred Stock on May 12, 1988 (the "Certificate of Designation"), and (iii) no shares of the Series A Participating Preferred Stock have been issued.

     The Corporation DOES HEREBY FURTHER CERTIFY:

     That pursuant to the authority conferred upon the Board of Directors by Article FOURTH of the Restated Certificate of Incorporation and Section 151(g) of the General Corporation Law of the State of Delaware, the Board of Directors on December 17, 1997, adopted the following resolution amending the Certificate of Designation originally filed with the Secretary of State of Delaware on May 12, 1988, that created a series of preferred stock designated as "Series A Participating Preferred Stock:"

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by Article FOURTH of the Restated Certificate of Incorporation, the Certificate of Designation originally filed with the Secretary of State of the State of Delaware on May 12, 1988, that created a series of preferred stock designated as "Series A Participating Preferred Stock" of the Corporation be, and it hereby is, amended, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

      Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Participating Preferred Stock," which shall have a stated value of $0.05 per share, and the number of shares constituting such series shall be 500,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Participating Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

     Section 2.  Dividends and Distributions.

     (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Participating Preferred Stock with respect to dividends, the holders of shares of Series A Participating Preferred Stock in preference to the holders of shares of Common Stock, par value $1.00 per share (the "Common Stock"), of the Corporation and any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of October, January, April and July in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Participating Preferred Stock in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00, or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A
Participating Preferred Stock. In the event the Corporation shall at any time after May 1, 1988 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or
(iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B)    The   Corporation  shall  declare   a   dividend   or
distribution on the Series A Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series

     A   Participating  Preferred  Stock  shall  nevertheless  be
payable on such subsequent Quarterly Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Participating Preferred Stock unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating
Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

     Section 3.  Voting Rights.  The holders of shares of  Series
A Participating Preferred Stock shall have the following voting rights:

     (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation; provided, however, that with regard to any election for the Corporation's Board of Directors (except as provided for in paragraph (C) of this Section 3), the maximum number of votes for the election of directors exercised by shares of Preferred Stock (including the Series A Participating Preferred Stock) shall not exceed the number of votes for the election of directors represented by authorized and issued shares of Common Stock entitled to vote less one, and the number of votes for the election of directors exercised by shares of Preferred Stock (including the Series A Participating Preferred Stock) shall be reduced as necessary on a pro-rata basis to effectuate this result.

     (B) Except as otherwise provided herein or by law, the holders of shares of Series A Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

     (C) (i) If at any time dividends on any Series A Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the

     Series A Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

     (ii) During any default period, such voting right of the holders of Series A Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of shareholders, and thereafter at annual meetings of shareholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if, any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Participating Preferred Stock.

     (iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Corporate Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 10 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any shareholder or shareholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the shareholders.

     (iv) In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

     (v) In any default period, the total number of Directors on the Board of Directors shall not be less than five (5) Directors.

     (vi)  Immediately upon the expiration of a  default  period,
(x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in, or pursuant to, the Restated Certificate of Incorporation or By-Laws irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however to change thereafter in any manner provided by law or in the Restated Certificate of Incorporation or By-Laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and
(z) in the preceding sentence may be filled by a majority of the remaining Directors, even though less than a quorum.

     (D) Except as set forth herein, holders of Series A Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4.  Certain Restrictions.

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

          (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding
     up) to the Series A Participating Preferred Stock;

          (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock except dividends paid ratably on the Series A Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Participating Preferred Stock provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Participating Preferred Stock; or

          (iv) purchase or otherwise acquire for consideration any shares of Series A Participating Preferred Stock or any shares of stock ranking on a parity with the Series A Participating Preferred Stock except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5.  Conversion Rights.

     (A) Subject to the provision for adjustment hereinafter set forth, each one one-thousandth of a share of Series A Participating Preferred Stock shall, for a period of 90 days after issuance, be convertible at the option of the respective holders thereof, at the office of the Corporation and at such other place or places, if any, as the Board of Directors may determine, without the payment of further consideration, into one
(1) share of Common Stock of the Corporation.

     (B) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding common Stock into a smaller number of shares, then in each such case the one (1) share of Common Stock into which each one one-thousandth of a share of Series A Participating Preferred Stock shall be convertible shall be adjusted by multiplying such share by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (C) At such times as the conversion rights are exercised for Series A Participating Preferred Stock, the Corporation shall, to the extent that unreserved authorized and unissued or treasury shares of Common Stock are available, reserve sufficient shares of Common Stock to permit the conversion of such Series A Participating Preferred Stock into Common Stock. In the event that sufficient unreserved authorized and unissued or treasury shares of Common Stock are not available to permit such reservation and conversion, the Corporation shall use reasonable efforts to obtain shareholder approval of an increase in the number of authorized shares of Common Stock to permit the aforementioned reservation and conversion of Series A Participating Preferred Stock into Common Stock.

     Section 6. Reacquired Shares. Any shares of Series A Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     Section 7. Liquidation, Dissolution or Winding Up.

     (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Participating Preferred Stock shall have received per share, the greater of 1,000 times the exercise price per Right or 1,000 times the payment made per share of Common Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Participating Preferred Stock and Common Stock, respectively, holders of Series A Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

     (B) In the event there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

     (C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section  8.   Consolidation,  Merger,  etc.   In  case   the
Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common
Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to l,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock,
(ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

     Section   9.    Redemption.   The   shares   of   Series   A
Participating Preferred Stock shall not be redeemable.

     Section 10. Ranking. The Series A Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

     Section 11. Amendment. The Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds (66 2/3%) of the outstanding shares of Series A Participating Preferred Stock voting separately as a class.

     Section 12. Fractional Shares. Series A Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

     IN WITNESS WHEREOF, I have executed and subscribed this Amended Certificate of Designation and do affirm the foregoing as true under the penalties of perjury, this 17th day of December, 1997.


                                 NATIONAL SERVICE INDUSTRIES, INC.


                                 By:
                                 Name:
                                 Title:

                                                        Exhibit B

                  [Form of Rights Certificate]

Certificate No. R-
__________Rights

          NOT EXERCISABLE AFTER May 19, 2008 OR EARLIER
          IF NOTICE OF REDEMPTION IS GIVEN.  THE RIGHTS
          ARE  SUBJECT TO REDEMPTION, AT THE OPTION  OF
          THE  COMPANY, AT $. 01 PER RIGHT ON THE TERMS
          SET FORTH IN THE RIGHTS AGREEMENT. THE RIGHTS
          ARE SUBJECT TO EXCHANGE, AT THE OPTION OF THE
          COMPANY, AT ONE COMMON SHARE PER RIGHT ON THE
          TERMS SET FORTH IN THE RIGHTS AGREEMENT. [THE
          RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE
          ARE  OR  WERE BENEFICIALLY OWNED BY A  PERSON
          WHO  WAS  OR BECAME (A) AN ACQUIRING  PERSON,
          (B) AN ASSOCIATE, AFFILIATE OR TRANSFEREE  OF
          AN  ACQUIRING  PERSON OR  (C)  A  TRANSACTION
          PERSON,  AFFILIATE, ASSOCIATE  OR  TRANSFEREE
          THEREOF  (AS  SUCH TERMS ARE DEFINED  IN  THE
          RIGHTS  AGREEMENT).  ACCORDINGLY, THIS RIGHTS
          CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY
          ARE NULL AND VOID.]*

                       Rights Certificate

                NATIONAL SERVICE INDUSTRIES, INC.

     This certifies that                          , or registered

assigns,  is  the registered owner of the number  of  Rights  set forth above, each of which entitles the owner thereof, subject to the  terms, provisions and conditions of the Amended and Restated

Rights  Agreement  dated as of December  17,  1997  (the  "Rights

Agreement") between National Service Industries, Inc., a Delaware corporation (the "Company"), and Wachovia Bank, N.A. (the "Rights

Agent"),  to  purchase from the Company at  any  time  after  the

Distribution Date (as such


_____________________
* The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentences.

term  is defined in the Rights Agreement) and prior to 5:00  P.M.

(Eastern  Standard Time) on May 19, 2008 at the principal  office of  the  Rights Agent in Winston-Salem, North Carolina, one  one-

thousandth  of  a  fully paid, nonassessable share  of  Series  A

Participating  Preferred  Stock (the "Preferred  Stock")  of  the

Company, at a purchase price of $160 per one one-thousandth of  a share (the "Purchase Price"), upon presentation and surrender  of this Rights Certificate with the appropriate Form of Election  to

Purchase duly executed.  The number of Rights evidenced  by  this

Rights  Certificate  (and  the number  of  shares  which  may  be purchased  upon  exercise  thereof)  set  forth  above,  and  the

Purchase Price set forth above, are the number and Purchase Price as  of  December  17,  1997,  based on  the  Preferred  Stock  as constituted  at such date.  As provided in the Rights  Agreement,

the Purchase Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of  the

Rights  evidenced  by  this  Rights Certificate  are  subject  to modification and adjustment upon the happening of certain events.

      This  Right  Certificate is subject to all  of  the  terms,

provisions  and conditions of the Rights Agreement, which  terms,

provisions  and  conditions  are hereby  incorporated  herein  by reference  and  made a part hereof and to which Rights  Agreement reference  is hereby made for a full description of  the  rights,

limitations   of  rights,  obligations,  duties  and   immunities

hereunder of the Rights Agent, the Company and the holders of the

Rights Certificates.  Copies of the Rights Agreement are on  file at  the  principal office of the Company and are  also  available upon written request to the Company.

      This  Rights  Certificate, with  or  without  other  Rights

Certificates,  upon  surrender at the  principal  office  of  the

Rights Agent, may be exercised for another Rights Certificate  or

Rights  Certificates  of  like tenor and date  evidencing  Rights entitling  the  holder  to purchase a like  aggregate  number  of shares  of Preferred Stock as the Rights evidenced by the  Rights

Certificate  or  Rights  Certificates  surrendered   shall   have

entitled  such  holder to purchase.  If this  Rights  Certificate shall  be exercised (other than pursuant to Section 11(a)(ii)  of the  Rights  Agreement) in part, the holder shall be entitled  to receive upon surrender hereof another Rights Certificate or

Rights Certificates for the number of whole Rights not exercised.

If this Rights Certificate shall be exercised in whole or in part pursuant to Section 11(a)(ii) of the Rights Agreement, the holder shall  be entitled to receive this Rights Certificate duly marked to  indicate that such exercise has occurred as set forth in  the

Rights Agreement.

      Subject  to  the  provisions of the Rights  Agreement,  the

Rights  evidenced  by this Certificate may  be  redeemed  by  the

Company  at  its option at a redemption price of $.01 per  Right.

Subject  to the provisions of the Rights Agreement, the  Company,

at  its option, may elect to mail payment of the redemption price to  the registered holder of the Right at the time of redemption,

in  which  event  this certificate may become  void  without  any further action by the Company.

         No  fractional shares of Preferred Stock will be  issued

upon  the exercise of any Right or Rights evidenced hereby (other than fractions which are one one-thousandth or integral multiples of  one one-thousandth of a share of Preferred Stock, which  may,

at  the  election  of  the  Company, be evidenced  by  depositary receipts),  but in lieu thereof a cash payment will be  made,  as provided in the Rights Agreement.

         No  holder, as such, of any Rights Certificate shall  be

entitled  to  vote  or receive dividends or  be  deemed  for  any purpose  the holder of shares of Preferred Stock or of any  other securities  of the Company which may at any time be  issuable  on the  exercise  of  the  Rights  represented  thereby,  nor  shall anything  contained  herein  or  in  any  Rights  Certificate  be construed to confer upon the holder of any Rights Certificate, as such,  any of the rights of a shareholder of the Company  or  any right  to  vote for the election of directors or upon any  matter submitted to shareholders at any meeting thereof, or to  give  or withhold consent to any corporate action, or to receive notice of meetings  or  other  actions affecting  shareholders  (except  as provided  in Section 26 of the Rights Agreement), or  to  receive dividends  or other distributions, or otherwise, until the  Right or  Rights  evidenced by this Rights Certificate shall have  been exercised.

         This Rights Certificate shall not be valid or obligatory

for  any  purpose until it shall have been countersigned  by  the

Rights Agent.

        WITNESS the facsimile signature of the proper officers of
the  Company  and its corporate seal.  Dated as of  ____________,
_____.

ATTEST:                          NATIONAL   SERVICE   INDUSTRIES,
                                 INC.



                                 By:
Name:                              Name:
Title:                             Title:

Countersigned:

WACHOVIA BANK, N.A.



Authorized Signatures

          (Form of Reverse Side of Rights Certificate)

                       FORM OF ASSIGNMENT


 (To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)


FOR VALUE RECEIVED

hereby sell, assigns and transfers unto



          (Please print name and address of transferee)



this Rights Certificate, together with all right, title and

interest therein, and does hereby irrevocably constitute and

appoint                   Attorney, to transfer the within Rights

Certificate on the books of the within-named Company, with full power of substitution.



Dated:                   , 19__


                              Signature

Signature Guaranteed:

                           Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:

      (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was (i) an Acquiring Person, (ii) an Affiliate, Associate or transferee of any such Acquiring Person (as such terms are defined in the Rights Agreement) or
(iii) a Transaction Person or an Affiliate, Associate (as such terms are defined in the Rights Agreement) or transferee thereof;
      (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was (i) an Acquiring Person, (ii) an Affiliate, Associate or transferee of any such Acquiring Person (as such terms are defined in the Rights Agreement) or (iii) a Transaction Person or an Affiliate, Associate (as such terms are defined in the Rights Agreement) or transferee thereof.



Dated:      , 19__                       Signature



                             NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration, or enlargement or any change whatsoever.

      In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person, Transaction Person or any Affiliate, Associate or transferee of such Acquiring Person or Transaction Person (as such terms are defined in the Rights Agreement), and such Assignment or Election to Purchase will not be honored.

                  FORM OF ELECTION TO PURCHASE

              (To be executed if holder desires to
           exercise the Rights Certificate pursuant to
           Section 11(a)(ii) of the Rights Agreement.)

To NATIONAL SERVICE INDUSTRIES, INC.:

      The undersigned hereby irrevocably elects to exercise ________ Rights represented by this Rights Certificate to purchase the shares of Common Stock (or such other securities of the Company) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:


   (Please insert social security or other identifying number)


                 (Please print name and address)

      The Rights Certificate indicating the balance, if any, of such Rights which may still be exercised pursuant to each of
Section 11(a)(ii) and Section 13 of the Rights Agreement shall be returned to the undersigned unless such person requests that the Rights Certificate be registered in the name of and delivered to:


    Please insert social security or other identifying number
  (complete only if Rights Certificate is to be registered in a name other than the undersigned)


                 (Please print name and address)




Dated:         , 19__


                                   Signature
Signature Guaranteed:

                           Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:

      (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was (i) an Acquiring Person, (ii) an Affiliate, Associate or transferee of any such Acquiring Person (as such terms are defined in the Rights Agreement) or
(iii) a Transaction Person or an Affiliate, Associate (as such terms are defined in the Rights Agreement) or transferee thereof;
      (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was (i) an Acquiring Person, (ii) an Affiliate, Associate or transferee of any such Acquiring Person (as such terms are defined in the Rights Agreement) or (iii) a Transaction Person or an Affiliate, Associate (as such terms are defined in the Rights Agreement) or transferee thereof.



Dated:         ,  19__                    Signature



                             NOTICE

      The  signature to the foregoing Election to  Purchase  must correspond  to the name as written upon the face of  this  Rights
Certificate   in   every  particular,  without   alteration,   or
enlargement or any change whatsoever.

      In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person, Transaction Person or any Affiliate, Associate or transferee of such Acquiring Person or Transaction Person (as such terms are defined in the Rights Agreement), and such Assignment or Election to Purchase will not be honored.

                  FORM OF ELECTION TO PURCHASE

              (To be executed if holder desires to
    to exercise the Rights Certificate other than pursuant to
           Section 11(a)(ii) of the Rights Agreement.)

To NATIONAL SERVICE INDUSTRIES, INC.:

      The  undersigned  hereby  irrevocably  elects  to  exercise
_________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock (or such other securities of the Company or any other Person) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:


   (Please insert social security or other identifying number)

                 (Please print name and address)


      The Rights Certificate indicating the balance, if any, of such Rights which may still be exercised pursuant to each of
Section 11(a)(ii) and Section 13 of the Rights Agreement shall be returned to the undersigned unless such person requests that the Rights Certificate be registered in the name of and delivered to:


    Please insert social security or other identifying number
  (complete only if Rights Certificate is to be registered in a name other than the undersigned)


                 (Please print name and address)




Dated:                   , 19__


                                   Signature
Signature Guaranteed:

                           Certificate

     The undersigned hereby certifies by checking the appropriate boxes that:

      (1) the Rights evidenced by this Rights Certificate [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was (i) an Acquiring Person, (ii) an Affiliate, Associate or transferee of any such Acquiring Person (as such terms are defined in the Rights Agreement) or
(iii) a Transaction Person or an Affiliate, Associate (as such terms are defined in the Rights Agreement) or transferee thereof;
      (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was (i) an Acquiring Person, (ii) an Affiliate, Associate or transferee of any such Acquiring Person (as such terms are defined in the Rights Agreement) or (iii) a Transaction Person or an Affiliate, Associate (as such terms are defined in the Rights Agreement) or transferee thereof.



Dated:       , 19__                      Signature



                             NOTICE

      The  signature to the foregoing Election to  Purchase  must correspond  to the name as written upon the face of  this  Rights
Certificate   in   every  particular,  without   alteration,   or
enlargement or any change whatsoever.

      In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person, Transaction Person or
Affiliate, Associate or transferee of such Acquiring Person or Transaction Person (as such terms are defined in the Rights Agreement), and such Assignment or Election to Purchase will not be honored.

                                                        Exhibit C


                        SUMMARY OF RIGHTS
                  TO PURCHASE PREFERRED SHARES

      On May 9, 1988, the Board of Directors of National Service Industries, Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of common stock, $1.00 par value (the "Common Stock"), of the Company to stockholders of record at the close of business on May 19, 1988 (the "Record Date"). On December 17, 1997, the Board of Directors of the Company adopted certain amendments to the terms of the Rights. Except as set forth below, each Right (as amended), when exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of a series of convertible preferred stock, designated as Series A Participating Preferred Stock, $0.05 stated value (the "Preferred Stock"), at a price of $160 (the "Purchase Price"), subject to adjustment. The description and terms of the Rights, as amended, are set forth in an Amended and Restated Rights Agreement (the "Rights Agreement") between the Company and Wachovia Bank, N.A., as Rights Agent.

      Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. Until the earlier to occur of (i) the first date of public announcement that, without the prior consent of the Company, a Person (as defined in the Rights Agreement), alone or together with its Affiliates and Associates (as defined in the Rights Agreement), has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock of the Company (the "Stock Acquisition Date"); (ii) the close of business on the tenth (10th) business day (unless such date is extended by the Board of Directors) following the commencement of (or a public announcement of an intention to make) a tender offer or exchange offer which would result in any Person or group of related Persons becoming an Acquiring Person, without the prior consent of the Company or (iii) twenty business days prior to the date on which a Transaction (as such term is hereinafter defined) is reasonably expected to become effective or be consummated (the earliest of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of December 17, 1997, by such Common Stock certificates.

      The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with Common Stock certificates. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after December 17, 1997 (or as soon thereafter as practicable), upon transfer, replacement or new issuance of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any Common Stock certificates outstanding as of December 17, 1997 even without such a notation, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and the separate Rights Certificates alone will evidence the Rights.

      The Rights are not exercisable until the Distribution Date and will expire at the close of business on May 19, 2008, unless earlier redeemed by the Company as described below.

      The Purchase Price payable and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock, certain convertible securities or securities having the same or more favorable rights, privileges and preferences as the Preferred Stock at less than the current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends out of earnings or retained earnings) or of subscription rights or warrants (other than those referred to above).

      With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Rights will be issued, and in lieu thereof, an adjustment in cash will be made based on the market price of the Rights on the last trading day prior to the date on which such fractional Rights would otherwise be issuable.

      In the event that any Person becomes an Acquiring Person (unless pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock at a price and on terms determined, prior to the purchase of shares under such tender or exchange offer, by at least a majority of the members of the Disinterested Directors to be both adequate and otherwise in the best interests of the Company and its stockholders (a "Permitted Offer")), proper provision shall be made so that each holder of a Right will thereafter have the right for a 60-day period after the later of the date of such event, or the effectiveness of an appropriate registration statement, to receive upon exercise of the Right that number of units of one one-thousandths of a share of Preferred Stock (or, under certain circumstances, shares of Common Stock or other securities) having an average market value during a specified time period (immediately prior to the occurrence of a Person becoming an Acquiring Person) of two times the Purchase Price of the Right (such right being called the "Flip-In Right"). Disinterested Directors are directors of the Company who are not (i) officers or employees of the Company,
(ii) Acquiring Persons or Affiliates or Associates thereof, or representatives of any of them, or (iii) any Person who was directly or indirectly proposed or nominated as a director of the Company by a Transaction Person.

      In the event that, at any time on or following the Stock Acquisition Date, or, if a Transaction is proposed, the
Distribution Date, the Company is, directly or indirectly, acquired in a merger or other business combination transaction or 50% or more of the Company's assets or earning power are sold (in one transaction or a series of transactions), proper provision shall be made so that each holder of a Right (except a Right voided as set forth herein) shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company (or, in the event there is more than one acquiring company, the acquiring company receiving the greatest portion of the assets or earning power transferred) which, at the time of such transaction, would have a market value of two times the Purchase Price of the Right (such right being called the "Flip-Over Right").

      The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises the Flip-In Right. Upon the occurrence of any of the events giving rise to the exercisability of the Flip-Over Right or the Flip-In Right, any Rights that are or were at any time owned by an Acquiring Person or a Transaction Person (as hereinafter defined) engaging in any of such transactions or receiving the benefits thereof on or after the time the Acquiring Person or Transaction Person becomes such shall become null and void insofar as they relate to the Flip-Over Right or the Flip-In Right.

      The number of outstanding Rights associated with each share of Common Stock and the voting and economic rights of each one one-thousandth of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

      At any time prior to the earlier to occur of (i) the close of business on the Stock Acquisition Date or (ii) the expiration of the Rights, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), which redemption shall be effective upon the action of the Board of Directors. Additionally, following the Stock Acquisition Date and the expiration of the period during which the Flip-In is exercisable, the Company may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price, provided that such redemption is in connection with a merger or other business combination transaction or series of transactions involving the Company in which all holders of Common Stock are treated alike, but not involving an Acquiring Person or Transaction Person or any Affiliates or Associates thereof. Upon the effective date of the redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

      In the event that a majority of the Board of Directors of the Company in office following a meeting of stockholders or stockholder action by written consent are not nominated by the Board of Directors serving immediately prior to such meeting or action, then for 365 days following such meeting or action the Rights may not be redeemed or amended if such redemption or amendment is reasonably likely to facilitate a merger, combination or sale of assets or earning power of the Company (a "Transaction") with a Person who (A) either (i) is or will become an Acquiring Person or (ii) is a party involved in a merger or consolidation with, or a sale of assets by, the Company or affiliate or associate thereof if the Transaction were to be consummated and (B) who has directly or indirectly proposed or nominated a member of the Board who is in office at the time the Transaction is being considered (a "Transaction Person"). The Rights may not be redeemed thereafter if during such 365-day period the Company enters into any agreement reasonably likely to facilitate a Transaction with a Transaction Person and the redemption is reasonably likely to facilitate a Transaction with a Transaction Person.

      At any time after a Person becomes an Acquiring Person but before such Acquiring Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding, the Company may, at its option, exchange all or part of the then outstanding and exercisable Rights (other than those owned by the Acquiring Person, together with any Affiliates and Associates of such Acquiring Person, which have become null and void) at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction involving either the Common Stock or the Preferred Stock occurring after the date hereof (the "Exchange Ratio"). The Board of Directors may only exchange Rights if a majority of the Disinterested Directors authorize such exchange. Immediately upon the action of the Board of Directors ordering the exchange of any Rights and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.

      The Preferred Stock purchasable upon exercise of the Rights will be nonredeemable and junior to any other series of preferred stock the Company may issue (unless otherwise provided in the terms of such stock). Each share of Preferred Stock will have a preferential quarterly dividend in an amount equal to 1,000 times the dividend declared on each share of Common Stock, but in no event less than $10.00. In the event of liquidation, the holders of Preferred Stock will receive a preferred liquidation payment per share equal to the greater of 1,000 times the Purchase Price per Right or 1,000 times the payment made per each share of
Common Stock. Subject to certain adjustments to reflect an increase or decrease in the number of outstanding shares of Common Stock, each one one-thousandth of a share of Preferred Stock shall, for a period of 90 days after issuance, be convertible into one share of Common Stock.

      Each share of Preferred Stock will have 1,000 votes, voting together with the shares of Common Stock on all matters submitted to a vote of the shareholders of the Company. With regard to any election for the Company's Board of Directors, however, the maximum number of votes for the election of directors exercised by shares of preferred stock (including the Preferred Stock)
shall not exceed the number of votes for the election of directors represented by authorized and issued shares of Common Stock less one, and the number of votes for the election of directors exercised by shares of preferred stock (including the Preferred Stock) shall be reduced as necessary on a pro-rata basis to effectuate this result. If the Company fails to pay dividends on the Preferred Stock for a specified period (a "default period"), the holders of Preferred Stock shall have the additional right to elect two (2) directors to the Board of Directors until such default period expires. In any default period, the total number of directors on the Board of Directors shall not be less than five (5) directors.

       In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount and type of consideration received per share of Common Stock. The rights of the Preferred Stock as to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary anti-dilution provisions. Fractional shares of Preferred Stock will be issuable; however, the Company may elect to distribute depositary receipts in lieu of such fractional shares. In lieu of fractional shares other than fractions that are multiples of one one-thousandths of a share, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

      Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

      Except as set forth above, the terms of the Rights may be amended by the Board of Directors of the Company and the Rights Agent, (i) prior to the Distribution Date in any manner, and (ii) on or after the Distribution Date to cure any ambiguity, to shorten or lengthen any time period under the Rights Agreement, to correct or supplement any provision of the Rights Agreement which may be defective or inconsistent with any other provisions, or in any manner not adversely affecting the interests of the holders of the Rights.

      A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Form 8-A/A amending the Company's Registration Statement on Form 8-A, previously filed on May 11, 1988 (as subsequently amended on May 17, 1988). A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and its qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.